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                                CREDIT AGREEMENT

                           Dated as of March 28, 2002

                                      among

                          LEE ENTERPRISES, INCORPORATED

                             BANK OF AMERICA, N.A.,

                            as Administrative Agent,

                                       and

                         THE OTHER LENDERS PARTY HERETO

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                         BANC OF AMERICA SECURITIES LLC,

                   AS SOLE LEAD ARRANGER AND SOLE BOOK MANAGER

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I            DEFINITIONS

         1.1      Certain Defined Terms..................................
         1.2      Other Interpretive Provisions..........................
         1.3      Accounting Principles..................................

ARTICLE II           THE COMMITMENTS AND CREDIT EXTENSIONS

         2.1      Revolving Loans........................................
         2.2      Borrowings, Conversions and Continuations of Loans.....
         2.3      Letters of Credit......................................
         2.4      Swing Line Loans.......................................
         2.5      Prepayments............................................
         2.6      Reduction or Termination of Commitments................
         2.7      Repayment of Loans.....................................
         2.8      Interest...............................................
         2.9      Fees...................................................
         2.10     Computation of Interest and Fees.......................
         2.11     Evidence of Debt.......................................
         2.12     Payments Generally.....................................
         2.13     Sharing of Payments....................................
         2.14     Increase in Commitments................................

ARTICLE III          TAXES, YIELD PROTECTION AND ILLEGALITY

         3.1      Taxes..................................................
         3.2      Illegality.............................................
         3.3      Increased Costs and Reduction of Return................
         3.4      Funding Losses.........................................
         3.5      Inability to Determine Rates...........................
         3.6      Certificates of Lenders................................
         3.7      Substitution of Lenders................................
         3.8      Survival...............................................

ARTICLE IV           CONDITIONS PRECEDENT

         4.1      Conditions of Initial Credit Extension.................
         4.2      Conditions to all Credit Extensions and Conversions and
                    Continuations........................................

ARTICLE V            REPRESENTATIONS AND WARRANTIES

         5.1      Company Existence and Power.............................
         5.2      Company Authorization; No Contravention.................
         5.3      Governmental Authorization..............................
         5.4      Binding Effect..........................................
         5.5      Litigation..............................................
         5.6      No Default..............................................
         5.7      ERISA Compliance........................................
         5.8      Use of Proceeds; Margin Regulations.....................
         5.9      Title to Properties.....................................
         5.10     Taxes...................................................
         5.11     Financial Condition.....................................
         5.12     Environmental Matters...................................
         5.13     Regulated Entities......................................
         5.14     No Burdensome Restrictions..............................
         5.15     Copyrights, Patents, Trademarks and Licenses, etc.......
         5.16     Subsidiaries............................................
         5.17     Insurance...............................................
         5.18     Full Disclosure.........................................
         5.19     Solvent.................................................
         5.20     Business................................................

ARTICLE VI           AFFIRMATIVE COVENANTS

         6.1      Financial Statements....................................
         6.2      Certificates; Other Information.........................
         6.3      Notices.................................................
         6.4      Preservation of Corporate Existence, Etc................
         6.5      Maintenance of Property.................................
         6.6      Insurance...............................................
         6.7      Payment of Obligations..................................
         6.8      Compliance with Laws....................................
         6.9      Compliance with ERISA...................................
         6.10     Inspection of Property and Books and Records............
         6.11     Environmental Laws......................................
         6.12     Use of Proceeds.........................................

ARTICLE VII          NEGATIVE COVENANTS

         7.1      Limitation on Indebtedness..............................
         7.2      Limitation on Liens.....................................
         7.3      Sale of Assets..........................................
         7.4      Consolidations, Mergers and Acquisitions................
         7.5      Limitation on Subsidiary Debt...........................
         7.6      Leverage Ratio..........................................
         7.7      Interest Coverage Ratio.................................
         7.8      Transactions with Affiliates............................
         7.9      Use of Proceeds.........................................
         7.10     Contingent Obligations..................................
         7.11     Restricted Payments.....................................
         7.12     ERISA...................................................
         7.13     Change in Business......................................
         7.14     Accounting Changes......................................
         7.15     Restrictive Agreements..................................
         7.16     Investments.............................................
         7.17     Subsidiary Guaranty Obligations.........................

ARTICLE VIII         EVENTS OF DEFAULT

         8.1      Event of Default........................................
         8.2      Remedies................................................
         8.3      Rights Not Exclusive....................................

ARTICLE IX           THE ADMINISTRATIVE AGENT

         9.1      Appointment and Authorization of Administrative Agent...
         9.2      Delegation of Duties....................................
         9.3      Liability of Administrative Agent.......................
         9.4      Reliance by Administrative Agent........................
         9.5      Notice of Default.......................................
         9.6      Credit Decision.........................................
         9.7      Indemnification of Administrative Agent.................
         9.8      Administrative Agent in Individual Capacity.............
         9.9      Successor Administrative Agent..........................
         9.10     Foreign Lenders.........................................

ARTICLE X            MISCELLANEOUS

         10.1     Amendments and Waivers..................................
         10.2     Notices and Other Communications; Facsimile Copies......
         10.3     No Waiver; Cumulative Remedies..........................
         10.4     Costs and Expenses......................................
         10.5     Company Indemnification.................................
         10.6     Payments Set Aside......................................
         10.7     Successors and Assigns..................................
         10.8     Confidentiality.........................................
         10.9     Set-off.................................................
         10.10    Interest Rate Limitation................................
         10.11    Counterparts............................................
         10.12    Integration.............................................
         10.13    Survival of Representations and Warranties..............
         10.14    Severability............................................
         10.15    No Third Parties Benefited..............................
         10.16    Removal and Replacement of Lenders......................
         10.17    Exceptions to Covenants.................................
         10.18    Governing Law and Jurisdiction..........................
         10.19    Waiver of Jury Trial....................................
         10.20    ENTIRE AGREEMENT........................................

SCHEDULES

Schedule 1.1       Pricing Schedule
Schedule 2.1       Commitments and Pro Rata Shares
Schedule 5.5       Litigation
Schedule 5.7       ERISA
Schedule 5.11      Financial Condition
Schedule 5.12      Environmental Matters

Schedule 5.16      List of Subsidiaries and Equity Investments
Schedule 7.2       Permitted Liens
Schedule 7.10      Contingent Obligations
Schedule 10.2      Offshore and Domestic Lending Offices; Addresses for Notices

EXHIBITS

Exhibit A          Form of Revolving Loan Notice
Exhibit B          Form of Swing Line Notice
Exhibit C          Form of Compliance Certificate
Exhibit D          Form of Legal Opinion of Counsel to the Company
Exhibit E          Form of Assignment and Assumption
Exhibit F          Form of Revolving Loan Note
Exhibit G          Form of Swing Line Note

                                CREDIT AGREEMENT

         This CREDIT AGREEMENT is entered into as of March 28, 2002, among LEE ENTERPRISES, INCORPORATED, a Delaware corporation (the "Company"), BANK OF AMERICA, N.A. and the several lenders which from time to time become a party to this Agreement (collectively the "Lenders"; individually each a "Lender"), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

         WHEREAS, the Administrative Agent has agreed to make available to the Company a revolving credit facility upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

1.1 Certain Defined Terms. The following terms have the following meanings:


         "Acceptable Bank" means any bank or trust company (a) that is organized under the Laws of the United States of America or any State thereof, (b) that has capital, surplus and undivided profits aggregating at least $100,000,000, and (c) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank or trust company) shall have been given a rating of "A" or better by S&P, "A2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing.

         "Acceptable Broker-Dealer" means any Person other than a natural person
(a) that is  registered  as a broker or dealer  pursuant to the Exchange Act and
(b) whose long-term unsecured debt obligations shall have been given a rating of "A" or better by S&P, "A2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing.

         "Acceptable Consideration" means, with respect to any Transfer of any Property of the Company or any Subsidiary, cash consideration, promissory notes or such other consideration (or any combination of the foregoing) as is, in each case, determined by the board of directors of the Company, in its good faith opinion, to be in the best interests of the Company and the Subsidiaries and to reflect the Fair Market Value of such Property.

         "Acquisition" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the Equity Interests of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Company or the Subsidiary is the surviving entity.

         "Acquisition Consideration" means the consideration given by the Company or any of its Subsidiaries for an Acquisition, including but not limited to the sum of (without duplication) (a) the Fair Market Value of any cash, Property (including Equity Interests) or services given, plus (b) the amount of any Indebtedness assumed, incurred or guaranteed (to the extent not otherwise included) in connection with such Acquisition by the Company or any of its Subsidiaries.

         "Administrative Agent" means Bank of America in its capacity as administrative Agent for the Lenders hereunder, and any successor Administrative Agent arising under Section 9.9.

         "Administrative Agent's Payment Office" means the address for payments set forth on Schedule 10.2 or such other address as the Administrative Agent may from time to time specify.

         "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

         "Affected Lender" has the meaning specified in Section 3.7.

         "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of Equity Interests, by contract, or otherwise.

         "Agent Fee Letter" has the meaning set forth in subsection 2.9(b).

         "Agent-Related Persons" means Bank of America and any successor Administrative Agent arising under Section 9.9, together with their respective Affiliates, and the officers, directors, employees, Administrative Agents and attorneys-in-fact of such Persons and Affiliates.

         "Agreement" means this Credit Agreement.

         "Applicable Law" means (a) in respect of any Person, all provisions of Laws applicable to such Person, and all orders and decrees of all courts and determinations of arbitrators applicable to such Person and (b) in respect of contracts made or performed in the State of Texas, "Applicable Law" shall also mean the laws of the United States of America, including, without limitation the foregoing, 12 USC Sections 85 and 86, as amended to the date hereof and as the same may be amended at any time and from time to time hereafter, and any other statute of the United States of America now or at any time hereafter prescribing the maximum rates of interest on loans and extensions of credit, and the laws of the State of Texas.

         "Applicable  Margin"  means  the  specified  percentage  set  forth  in
Schedule 1.1 opposite the applicable Leverage Ratio.

         "Approved Fund" has the meaning specified in subsection 10.7(g).

         "Assignment and Assumption" means an Assignment and Assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.7(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E, or any other form approved by the Administrative Agent.

         "Attorney Costs" means and includes all fees and disbursements of any law firm or other external counsel.

         "Attributable Indebtedness" means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

         "Bank of America" means Bank of America, N.A., a national banking association.

         "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C.ss.101, et seq.).


         "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the Prime Rate in effect for such day. Any change in such rate announced by Bank of America shall take effect at the opening of business on the effective date of such change.

         "Base Rate Loan"  means a Loan that  bears  interest  based on the Base
Rate.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Payment Office is located and, if the applicable Business Day relates to any Eurodollar Rate Loan, means such a day on which dealings in Dollars are carried on by and between banks in the applicable offshore Dollar interbank market.

         "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other Law, whether or not having the force of Law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

         "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "Capitalized Lease Obligations" means, with respect to any Person, all outstanding obligations of such Person in respect of Capital Leases, taken at the capitalized amount thereof accounted for as indebtedness in accordance with GAAP.

         "Cash Collateralize" means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Lenders) pursuant to the terms hereof. Derivatives of such term shall have corresponding meaning. The Company hereby grants the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, a Lien on all such cash and deposit account balances, if any. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America.

         "Change of Control" means any event or happening which after the Closing Date results in the legal or beneficial ownership by any person or Control Group of the number of outstanding shares of Voting Shares of the Company sufficient to cast at least 30% of the votes entitled to be cast by the owners of all of the outstanding shares of Voting Shares of the Company.

         "Closing Date" means the date on which all conditions precedent set forth in Section 4.1 are satisfied or waived by all Lenders (or, in the case of subsection 4.1(e), waived by the Person entitled to receive the applicable payment).

         "Code" means the Internal Revenue Code of 1986, and regulations promulgated thereunder.

         "Commitment"  means,  as to each  Lender,  its  obligation  to (a) make
Revolving Loans to the Company pursuant to Section 2.1, (b) purchase participations in L/C Obligations pursuant to Section 2.3, and (c) purchase participations in Swing Line Loans pursuant to Section 2.4, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.1, as such amount may be reduced, increased or adjusted from time to time in accordance with this Agreement (collectively, the "Aggregate Commitments").

         Commitment  Fee  Rate  means  the  specified  percentage  set  forth in
Schedule 1.1 opposite the Leverage Ratio.

         "Company" has the meaning specified in the Preamble.

         "Compensation   Period"  has  the  meaning  set  forth  in   subsection
2.12(d)(ii).

         "Compliance Certificate" means a certificate substantially in the form of Exhibit C.

         "Computation Period" means each period of four full fiscal quarters of the Company, ending on the last day of a fiscal quarter of the Company.

         "Consolidated Capitalization" means at any date the sum of (a) Consolidated Funded Indebtedness plus (b) Consolidated Net Worth, all as determined on a consolidated basis for the Company and its Subsidiaries.

         "Consolidated   Funded   Indebtedness"  means,  at  any  date,  without
duplication, (a) all Indebtedness of the Company and its Subsidiaries, determined on a consolidated basis, referred to in clauses (a), (b), (c), (d),
(f) and (i) of the definition of "Indebtedness" in this Section, (b) all liabilities in respect of banker's acceptances and Financial Letters of Credit, and (c) all Guaranty Obligations with respect to liabilities of any other Person of the foregoing types.

         "Consolidated Indebtedness" means, at any date, all Indebtedness of the Company and its Subsidiaries, determined on a consolidated basis.

         "Consolidated Interest Expense" for any period means the sum for the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, of all amounts which would be deducted in computing Consolidated Net Income on account of interest on Indebtedness (including imputed interest in respect of Capitalized Lease Obligations and amortization of debt discount and expense).

         "Consolidated Net Income" for any period means the net income of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, excluding

              (a) any gains arising from (i) the sale or other disposition of any assets (other than current assets) to the extent that the aggregate amount of the gains during such period exceeds the aggregate amount of the losses during such period from the sale, abandonment or other disposition of assets (other than current assets), (ii) any write-up of assets or (iii) the acquisition of outstanding securities of the Company or any Subsidiary;

              (b) any losses arising from the sale or other disposition of any assets (other than current assets) to the extent the aggregate amount of losses during such period exceeds the aggregate amount of gains during such period from such sale;

              (c) any amount representing any interest in the undistributed earnings of any other Person (other than a Subsidiary);

              (d) any earnings, prior to the date of acquisition, of any Person acquired in any manner, and any earnings of any Subsidiary acquired prior to its becoming a Subsidiary (subject to the pro forma calculations provided for in Section 1.3);

              (e) any earnings of a successor to or transferee of the assets of the Company prior to its becoming such successor or transferee;

              (f) any deferred credit (or amortization of a deferred credit) arising from the acquisition of any Person;

              (g) any extraordinary gains or losses not covered by clauses (a) or (b) above; and

              (h) any non-cash charges related to goodwill and asset write-offs and write-downs.

         "Consolidated Net Worth" means, at any date, consolidated shareholders' equity of the Company and its Subsidiaries determined in accordance with GAAP.

         "Consolidated    Subordinated    Indebtedness"    means    Consolidated
Indebtedness which is expressly subordinated to the Obligations at all times pursuant to terms satisfactory to the Required Lenders.

         "Consolidated Total Assets" means, at any time, the total assets of the Company and its Subsidiaries that would be shown as assets on a consolidated balance sheet of such Persons at such time, prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries.

         "Contingent Obligation" means, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse,
(a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation") (it being understood that Guaranty Obligations shall not include contingent indemnity obligations with respect to the purchase or sale of a business as to which no claim has been asserted or is anticipated); (b) with respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered; or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall
(a) in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, (b) in the case of Swap Contracts, be determined in accordance with the Swap Termination Value of such Swap Contract and (c) in the case of other Contingent Obligations, be equal to the maximum reasonably anticipated liability in respect thereof.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

         "Control Group" means any related persons constituting a "group" for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended.

         "Credit Extension" means each of the following: (a) a Revolving Borrowing, (b) a Swing Line Borrowing and (c) a L/C Credit Extension.

         "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         "Default Rate" means an interest rate equal to the Base Rate, plus 2% per annum; provided, however, that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by Applicable Law.

         "Dividends", in respect of any Person, means (a) cash dividends or any other distributions of property, or otherwise, on, or in respect of, any class of Equity Interests of such Person (other than dividends or other distributions payable solely in Equity Interests of such Person or options, warrants or other rights to purchase Equity Interests of such Person), and (b) any and all funds, cash or other payments made in respect of the redemption, repurchase or acquisition of such Equity Interests (specifically including, without limitation, a Treasury Stock Purchase).

         "Dollars",  "dollars"  and "$" each  mean  lawful  money of the  United
States.

         "EBITDA" for any period means Consolidated Net Income for such period plus all amounts deducted in the computation thereof on account of (a) Consolidated Interest Expense, (b) depreciation and amortization expenses and
(c) income and profits taxes.

         "Effective Date" means the date on which the Administrative Agent has received counterparts of this Agreement executed by the parties hereto.

         "Eligible Assignee" has the meaning specified in subsection 10.7(g).

         "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

         "Environmental Laws" means all Laws relating to environmental, health, safety and land use matters.

         "Equity Interests" means, as to any Person, the Equity Interests in such Person, including, without limitation, the shares of each class of Equity Interests in any Person that is a corporation, each class of partnership interest in any Person that is a partnership, and each class of membership interest in any Person that is a limited liability company, and any warrants or options to purchase or otherwise acquire any such Equity Interests.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

         "ERISA Affiliate" means any trade or business that is treated as a single employer with the company pursuant to Section 414(b), 414(c), 414(m) or 414(o) of the Code, except when referring to Multiemployer Plans or liability under Title IV of ERISA, in which case "ERISA Affiliate" means any trade or business that is treated as a single employer with the Company pursuant to
Section 414(b) or 414(c) of the Code.

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a) (2) of ERISA) or a substantial cessation of operations which is treated as such a withdrawal; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a
Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

         "Eurodollar Base Rate" has the meaning set forth in the definition of Eurodollar Rate.

         "Eurodollar Rate" means for any Interest Period with respect to any Eurodollar Rate Loan, a rate per annum determined by the Administrative Agent pursuant to the following formula (rounded upwards, as necessary, to the nearest 1/100 of 1%):

           Eurodollar Rate      =     Eurodollar Base Rate
                                      ------------------------------------
                                      1.00 - Eurodollar Reserve Percentage

         Where,

         "Eurodollar Base Rate" means, for such Interest Period (rounded upwards, as necessary, to the nearest 1/100 of 1%):

              (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on page 3750 of the Telerate screen (or any successor thereto) that displays an average British Bankers Association LIBOR Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

              (b) in the event that rate referenced in the preceding  subsection
         (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

              (c) in the event the rates referenced in the preceding subsections
         (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

              "Eurodollar Rate Loan" means a Revolving Loan that bears interest at a rate based on the Eurodollar Rate.

                  "Eurodollar Reserve Percentage" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Eurodollar Rate for each outstanding Eurodollar Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

         "Event of Default" means any of the events or circumstances specified in Section 8.1.

         "Evergreen Letter of Credit" has the meaning specified in subsection 2.3(b)(iii).

         "Exchange  Act"  means  the  Securities   Exchange  Act  of  1934,  and
regulations promulgated thereunder.

         "Existing Credit Agreement" means that certain Credit Agreement, dated as of December 24, 1998, among the Company, the financial institutions party thereto and Bank of America, N.A., as Administrative Agent, as amended, modified and supplemented from time to time.

         "Fair Market Value" means, with respect to any Property at any time, the sale value of such Property that would be realized in an arm's-length sale at such time between an informed and willing buyer, and an informed and willing seller, under no compulsion to buy or sell, respectively.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that
(a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

         "Financial Letter of Credit" means a letter of credit that is a "financial letter of credit" as defined in the Board of Governors of the Federal Reserve System's Capital Adequacy Guidelines, Regulation H, Appendix A, effective March 15, 1989, as such classification may change from time to time, as determined by the Administrative Agent, which determination shall be conclusive, absent demonstrable error.

         "Foreign Lender" has the meaning specified in Section 9.10.

         "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

         "Further Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to Section 3.1.

         "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guaranty Obligation" has the meaning specified in the definition of Contingent Obligation.

         "Highest Lawful Rate" means at the particular time in question the maximum rate of interest which, under Applicable Law, any Lender is then permitted to charge on the Obligations. If the maximum rate of interest which, under Applicable Law, any Lender is permitted to charge on the Obligations shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in the Highest Lawful Rate without notice to the Company. For purposes of determining the Highest Lawful Rate under Applicable Law, the indicated rate ceiling shall be the lesser of (a)(i) the "weekly ceiling", as that expression is defined in Section 303.003 of the Texas Finance Code, as amended, or (ii) if available in accordance with the terms thereof and at the Administrative Agent's option after notice to the Company and otherwise in accordance with the terms of Section 303.103 of the Texas Finance Code, as amended, the "annualized ceiling" and (b)(i) if the amount outstanding under this Agreement is less than $250,000, twenty-four percent (24%), or (ii) if the amount under this Agreement is equal to or greater than $250,000, twenty-eight percent (28%) per annum.

         "Honor Date" has the meaning specified in subsection 2.3(c)(i).

         "HPI" means Howard Publications, Inc., a Delaware corporation.

         "HPI Acquisition" means the acquisition by the Company of certain of the outstanding shares of Equity Interests of HPI pursuant to the terms of the HPI Acquisition Documents.

         "HPI Acquisition Agreement" means that certain Acquisition Agreement, dated as of February 10, 2002, among the Company, HPI, Howard Energy Co., Inc., a Delaware corporation, and certain shareholders of HPI, as amended.

         "HPI Acquisition Documents" means the HPI Acquisition Agreement and all other material contracts, agreements and documents executed in connection therewith.

         "ICC" has the meaning specified in subsection 2.3(h).

         "Indebtedness" with respect to any Person means, at any time, without duplication,

              (a) its liabilities for borrowed money;

              (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business and not overdue by more than 45 days or being contested in good faith but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

              (c) its Capitalized Lease Obligations;

              (d) all liabilities for borrowed money secured by any Lien on any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

              (e) all its liabilities in respect of Surety Instruments;

              (f) its Synthetic Lease Obligations;

              (g) its net obligations under any Swap Contract in an amount equal to (i) if such Swap has been closed out, the termination value thereof, or (ii) if such Swap Contract has not closed out, the mark-to-market value thereof determined on the basis of readily available quotations provided by any recognized dealer in such Swap;

              (h) its obligations in respect of its Redeemable Stock;

              (i) its obligations in respect of any Receivables Facility Attributed Indebtedness;

              (j) any "withdrawal liability" of such Person as such term is defined under Part I of Subtitle E of Title IV of ERISA;

              (k) all accrued obligations of such Person for the payment of money under non-compete, consulting, earn-outs or similar payments; and

              (l) all Guaranty Obligations of such Person with respect to liabilities of any other Person of a type described in any of clause
         (a) through (k) above.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (l) above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP. Furthermore, for all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer (excluding, however, Madison Newspapers, Inc), unless such Indebtedness is expressly made non-recourse to such Person except for customary exceptions acceptable to the Required Lenders. The amount of any Capitalized Lease Obligation or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

         "Indemnified Liabilities" has the meaning set forth in Section 10.5.

         "Indemnified Person" has the meaning set forth in Section 10.5.

         "Independent Auditor" has the meaning set forth in subsection 6.1(a).

         "Insolvency Proceeding" means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

         "Interest Coverage Ratio" means the ratio, as at any fiscal quarter end, of (a) EBITDA for the Computation Period then ending to (b) Consolidated Interest Expense for the Computation Period then ending.

         "Interest Payment Date" means, as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, each Quarterly Date, provided that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter shall also be an Interest Payment Date.

         "Interest Period" means, as to any Eurodollar Rate Loan, the period commencing on the date such Loan is made or on the date on which such Loan is converted into or continued as a Eurodollar Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in its Revolving Loan Notice; provided that:

              (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

              (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

              (iii) no Interest Period for any Loan shall extend beyond the Termination Date.

         "Investment" means any investment, made in cash or by delivery of Property, by the Company or any Subsidiary:

              (a) in any Person, whether by acquisition of stock, indebtedness or other obligation or Security, or by loan, guaranty, advance, extension of credit, capital contribution or otherwise; or

              (b) in any Property.

Investments shall be valued at cost less any net return of capital through the sale or liquidation thereof or other return of capital thereon.

         "IRS"  means  the  Internal  Revenue  Service,   and  any  Governmental
Authority succeeding to any of its principal functions under the Code.

         "Laws" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

         "L/C Advance" means, with respect to each Lender, such Lender's participation in any L/C Borrowing in accordance with its Pro Rata Share.

         "L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Borrowing.

         "L/C Credit Extension" means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

         "L/C Issuer" means Bank of America in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder appointed in accordance with the provisions of Section 9.9.

         "L/C Obligations" means, as of any date of determination, the aggregate undrawn face amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.

         "Lender" has the meaning specified in the Preamble, and, as the context requires, includes the L/C Issuer and the Swing Line Lender.

         "Lending Office" means, as to any Lender, the office or offices of such Lender specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on Schedule 10.2, or such other office or offices as such Lender may from time to time notify the Company and the Administrative Agent.

         "Letter of Credit" means any letter of credit issued for the account of the Company or its Subsidiaries by the L/C Issuer hereunder.

         "Letter of Credit Application" means an application and agreement for the issuance or amendment of a letter of credit in the form from time to time in use by the L/C Issuer.

         "Letter of Credit Expiration Date" means the day that is seven days prior to the Termination Date (or, if such day is not a Business Day, the next preceding Business Day).

         "Letter of Credit Sublimit" means an amount equal to the lesser of the Aggregate Commitments and $20,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.

         "Leverage Ratio" means the ratio, as at any fiscal quarter end, of (a) Consolidated Funded Indebtedness at such fiscal quarter end to (b) EBITDA for the Computation Period then ending.

         "Lien" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, or any financing lease having substantially the same economic effect as any of the foregoing, but not including the interest of a lessor under an operating lease).

         "Litigation" means any proceeding, claim, lawsuit, arbitration, and/or investigation by or before any Governmental Authority, including, without limitation, proceedings, claims, lawsuits, and/or investigations under or pursuant to any environmental, occupational, safety and health, antitrust, unfair competition, securities, tax or other Law, or under or pursuant to any contract, agreement or other instrument.

         "Loan" means an  extension  of credit by a Lender to the Company  under
Article II in the form of a Revolving Loan or a Swing Line Loan. A Loan may be a Base Rate Loan or a Eurodollar Rate Loan (each a "Type" of Loan).

         "Loan Documents" means this Agreement, any Note, the Fee Letter and all other documents delivered to the Administrative Agent or any Lender in connection herewith.

         "Margin Stock" means "margin stock" as such term is defined in Regulation T, U or X of the FRB.

         "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, financial condition or prospects of the Company or the Company and its Subsidiaries taken as a whole;
(b) a material impairment of the ability of the Company or any Subsidiary to perform its obligations under any Loan Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company or any Subsidiary of any Loan Document.

         "Moody's" means Moody's Investors Service, Inc.

         "Multiemployer Plan" means a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, with respect to which the Company or any ERISA Affiliate may have any liability.

         "Negative Pledge" means any agreement, contract or other arrangement whereby the Company or any of its Subsidiaries is prohibited from, or would otherwise be in default as a result of, creating, assuming, incurring or suffering to exist, directly or indirectly, any Lien on any of its assets.

         "Net Proceeds Amount" means, with respect to any Transfer of Property by any Person, an amount, after income taxes in respect of such Transfer, equal to the result of (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer minus (b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

         "Net Proceeds Recapture Amount" means, with respect to all sales, leases, transfers or other dispositions of Property by any Person during any period of 12 consecutive calendar months in which a Transfer of Property occurred, an amount, after income tax in respect of all such sales, leases, transfers or other dispositions, equal to the result of (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of consummation of each such sale, lease, transfer or other disposition) received by such Person in respect of all sales, leases, transfers or other dispositions minus (b) all ordinary and reasonable out-of-pocket expenses actually incurred by such Person in connection with such sales, leases, transfers or other dispositions, minus (c) $100,000,000.

         "Non-renewal Notice Date" has the meaning specified in subsection 2.3(b)(iii).

         "Notes" means, collectively, the Revolving Loan Notes and the Swing Line Notes.

         "Obligations" means all debts, liabilities and obligations of the Company arising under any Loan Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising. Without limiting the generality of the foregoing, "Obligations" includes all amounts which would be owed by the Company to the Administrative Agent or any Indemnified Person under any Loan Document, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company (including all such amounts which would become due or would be secured but for the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding of the Company under any Debtor Relief Law).

         "Organization Documents" means, for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

         "Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Document.

         "Outstanding Amount" means (i) with respect to Revolving Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Loans and Swing Line Loans, as the case may be, occurring on such date; and (ii) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

         "Participant" has the meaning set forth in subsection 10.7(d).

         "PBGC"  means  the  Pension  Benefit  Guaranty   Corporation,   or  any
Governmental Authority succeeding to any of its principal functions under ERISA.

         "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA with respect to which the Company or any ERISA Affiliate may have any liability.

         "Permitted Acquisition" means an Acquisition (a) (i) which is non-hostile, (ii) which occurs when no Event of Default or Unmatured Event of Default exists or will result therefrom, (iii) which if the Acquisition Consideration is greater than $25,000,000, the Property or business acquired is in the business described in Section 5.20, (iv) which if the Acquisition Consideration is greater than $100,000,000, the Company has provided to the Lenders financial projections for the following five years taking into account such Acquisition, and (v) after giving effect to which no Event of Default or Unmatured Event of Default will exist on a pro forma basis (assuming that such Acquisition had occurred on the last day of the fiscal quarter most recently ended calculated from the date which is one year prior to the date of such Acquisition).

         "Permitted Liens" means Liens permitted pursuant to Section 7.2.

         "Person"  means  an  individual,   partnership,   corporation,  limited
liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity.

         "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA), a specified fringe benefit plan (as defined in Section 6039D(d)(1) of the Code), or any fringe benefits described in Section 132 of the Code, with respect to which the Company or any ERISA Affiliate may have any liability.

         "Prime Rate" means, at any time, a base rate that Bank of America establishes and serves as the basis upon which effective rates of interest are calculated for the loans making reference thereto; it being understood that such rate may not be the lowest rate of interest charged by Bank of America. Any change in such rate announced by Bank of America shall take effect on the opening of business on the day such change is announced by Bank of America.

         "Property" means real or personal property of any kind, tangible or intangible, choate or inchoate.

         "Pro Rata Share" means, as to any Lender at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) of the Aggregate Commitments, as such share may be adjusted as contemplated herein.

         "Quarterly Date" means the last Business Day of each March, June, September and December during the term of this Agreement.

         "Receivables Facility Attributed Indebtedness" means the amount of recourse obligations outstanding under a receivables purchase facility on any date of determination that would be characterized as principal if such facility were structured as a secured lending transaction other than a purchase.

         "Redeemable Stock" means any Equity Interests of the Company or any of its Subsidiaries which prior to April 30, 2007 is (a) mandatorily redeemable,
(b) redeemable at the option of the holder thereof or (c) convertible into Indebtedness.

         "Register" has the meaning set forth in Section 10.7(c).

         "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

         "Replacement Lender" has the meaning set forth in Section 3.7.

         "Reportable Event" means, any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

         "Repurchase Agreements" means any written agreement
          ---------------------

              (a) that provides for (i) the transfer of one or more United States Governmental Securities in an aggregate principal amount at least equal to the amount of the Transfer Price (defined below) to the Company or any of its Subsidiaries from an Acceptable Bank or an Acceptable Broker-Dealer against a transfer of funds (the "Transfer Price") by the Company or such Subsidiary to such Acceptable Bank or Acceptable Broker-Dealer, and (ii) a simultaneous agreement by the Company or such Subsidiary, in connection with such transfer of funds, to transfer to such Acceptable Bank or Acceptable Broker-Dealer the same or substantially similar United States Governmental Securities for a price not less than the Transfer Price plus a reasonable return thereon at a date certain not later than 365 days after such transfer of funds;

              (b) in respect of which the Company or such Subsidiary shall have the right, whether by contract or pursuant to Applicable Law, to liquidate such agreement upon the occurrence of any default thereunder; and

              (c) in connection with which the Company or such Subsidiary, or an agent thereof, shall have taken all action required by Applicable Law to perfect a Lien in such United States Governmental Securities.

         "Request for Credit Extension" means (a) with respect to a Revolving Borrowing or a conversion or continuation of Revolving Loans, a Revolving Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

         "Required Lenders" means, as of any date of determination, two or more Lenders whose Voting Percentages aggregate more than 50%.

         "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "Responsible Officer" means the chief executive officer, the president, the chief financial officer, chief accounting officer, or the treasurer of the Company, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

         "Restricted Payments" means, collectively, (a) Dividends and (b) any payment or prepayment of principal, interest, premium or penalty of any Consolidated Subordinated Indebtedness or any defeasance, redemption, purchase, repurchase or other acquisition or retirement for value, in whole or in part, of any Consolidated Subordinated Indebtedness (including, without limitation, the setting aside or the deposit of funds therefor).

         "Revolving Borrowing" means a borrowing hereunder consisting of Revolving Loans of the same Type made to the Company on the same day by the Lenders under Section 2.1, and, in the case of Eurodollar Rate Loans, having the same Interest Period.

         "Revolving Loan" has the meaning specified in Section 2.1.

         "Revolving Loan Note" means a promissory note executed by the Company in favor of a Lender evidencing Revolving Loans, in substantially the form of Exhibit F.

         "Revolving  Loan Notice"  means a notice of (a) a Revolving  Borrowing,
(b) a conversion of Revolving Loans from one Type to the other, or (c) a continuation of Revolving Loans as the same Type, pursuant to Section 2.2(a), which, if in writing, shall be substantially in the form of Exhibit A.

         "Same Day Funds" means immediately available funds.

         "Securities Act" means the Securities Act of 1933.

         "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

         "Security"   means  "security"  as  defined  in  Section  2(1)  of  the
Securities Act.

         "Senior Debt" means Consolidated Indebtedness less any Consolidated Subordinated Indebtedness.

         "Significant Subsidiary" means at any time any Subsidiary that would at such time constitute a "significant subsidiary" (as such term is defined in Regulation S-X of the Securities and Exchange Commission as in effect on the Closing Date) of the Company.

         "Solvent" means, with respect to any Person, as of any date of determination, that the fair value of the assets of such Person (at fair valuation) is, on the date of determination, greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as of such date, that the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the probable liability of such Person on its debts as such debts become absolute and matured, and that, as of such date, such Person will be able to pay all liabilities of such Person as such liabilities mature and such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability discounted to present value at rates believe to be reasonable by such Person.

         "Spin-Off" has the meaning set forth in Section 7.3.

         "Subsidiary" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the Voting Shares is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

         "Subsidiary Stock" has the meaning set forth in Section 7.3.

         "Substantial Part" means, at any time, with respect to any Transfer of Property, any portion of Property of the Company and its Subsidiaries if the book value of the Property subject to such Transfer, when added to the book value of all other Property of the Company and the Subsidiaries that was subject to a Transfer (other than a Transfer described in Section 7.3(a)(i) or Section 7.3(b)(i) through Section 7.3(b)(iii), inclusive) during the then most recently ended period of 12 consecutive calendar months, exceeds an amount equal to 12.5% of Consolidated Total Assets, determined as at the beginning of such 12 month period.

         "Surety Instruments" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, surety bonds and similar instruments.

         "Swap Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, any cancellations, buy backs or reversals, of any of the foregoing, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International
Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

         "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Lender).

         "Swing Line" means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.4.

         "Swing Line Borrowing" means a borrowing by the Company of a Swing Line Loan.

         "Swing Line Lender" means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

         "Swing Line Loan" has the meaning specified in Section 2.5(a).

         "Swing Line Note" means a promissory note made by the Company in favor of the Swing Line Lender evidencing Swing Line Loans made by such Lender, substantially in the form of Exhibit G.

         "Swing Line Loan Notice" means a notice of a Swing Line Borrowing pursuant to Section 2.5(b), which, if in writing, shall be substantially in the form of Exhibit B.

         "Swing Line Sublimit" means an amount equal to the lesser of (a) $20,000,000 and (b) the Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.

         "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

         "Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, charges or withholdings, fees, withholdings or similar charges, and all liabilities with respect thereto imposed by any Governmental Authority, excluding, in the case of each Lender and the Administrative Agent, such taxes (including income taxes or franchise taxes) as are taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Administrative Agent, as the case may be, is organized or maintains a lending office.

         "Termination Date" means the earlier to occur of:

              (a) March 31, 2007; and

              (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

         "Transfer" has the meaning set forth in Section 7.3.

         "Treasury Stock Purchase" means any purchase, redemption, retirement, cancellation, defeasance or other acquisition (including any sinking fund or similar deposit for such purpose) by the Company or any Subsidiary of its Equity Interests or any warrants, rights or options to acquire such Equity Interests.

         "Type" has the meaning specified in the definition of "Loan".

         "Unfunded Pension Liability" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "United States Governmental Security" means any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

         "Unreimbursed   Amount"  has  the  meaning  set  forth  in   subsection
2.3(c)(i).

         "United States" and "U.S." each means the United States of America.

         "Unmatured Event of Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

         "Unused Portion" means an amount equal to the remainder of (a) the Aggregate Commitments minus (b) the sum of the aggregate Outstanding Amount of
(i) Revolving Loans, plus (ii) L/C Obligations, plus (iii) Swing Line Loans.

         "Voting Percentage" means, as to any Lender, (a) at any time when the Commitments are in effect, such Lender's Pro Rata Share and (b) at any time after the termination of the Commitments, the percentage (carried out to the ninth decimal place) which (i) the sum of (A) the Outstanding Amount of such Lender's Loans, plus (B) such Lender's Pro Rata Share of the Outstanding Amount of L/C Obligations, plus (C) such Lender's Pro Rata Share of the Outstanding Amount of Swing Line Loans, then constitutes of (ii) the Outstanding Amount of all Loans and L/C Obligations; provided, however, that if any Lender has failed to fund any portion of the Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder, such Lender's Voting Percentage shall be deemed to be zero, and the respective Pro Rata Shares and Voting Percentages of the other Lenders shall be recomputed for purposes of this definition and the definition of "Required Lenders" without regard to such Lender's Commitments or the outstanding amount of its Loans, L/C Advances and funded participations in Swing Line Loans, as the case may be.

         "Voting Shares" of any Person means Equity Interests of any class or classes having ordinary voting power for the election of at least a majority of the members of the Board of Directors (or comparable governing body) of such Person, other than Equity Interests having such power by reason of the happening of a contingency.

         "Wholly-Owned Subsidiary" means any corporation in which (other than directors' qualifying shares required by law) 100% of the Equity Interests of each class having ordinary voting power, and 100% of the Equity Interests of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or both.

         1.2 Other Interpretive Provisions.

         (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

         (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

         (c) (i) .....The  term  "documents"  includes any and all  instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

              (ii) The term "including" is not limiting and means "including without limitation".

              (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including".

         (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

         (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

         (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless otherwise expressly provided herein, any reference to any action of the Administrative Agent, the Lenders or the Required Lenders by way of consent, approval or waiver shall be deemed modified by the phrase "in its/their sole discretion".

         (g) Any financial ratios required to be maintained by the Company pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

         (h) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Administrative Agent, the Company and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Administrative Agent merely because of the Administrative Agent's or Lenders' involvement in their preparation.

         1.3 Accounting Principles. Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied; provided that if the Company notifies the Administrative Agent that the Company wishes to amend any covenant in Article VII to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Company that the Required Lenders wish to amend Article VII for such purpose), then the Company's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Lenders. For purposes of computing the Leverage Ratio and the Interest Coverage Ratio (and any financial calculations required to be made or included within the Leverage Ratio and the Interest Coverage Ratio as of the end of any fiscal quarter of any fiscal year, all components of the Leverage Ratio and the Interest Coverage Ratio for the four fiscal quarter period ending at the end of such fiscal quarter shall include, without duplication, such components of the Leverage Ratio and the Interest Coverage Ratio (including, without limitation, interest expense on a pro forma basis) attributable to any business or Property that have been acquired by the Company or any of its Subsidiaries (including through Permitted Acquisitions) after the first day of such four fiscal quarter period and prior to the end of such period and shall exclude, without duplication, such components of the Leverage Ratio and the Interest Coverage Ratio attributable to any business or Property disposed of by the Company or any of its Subsidiaries after the first day of such four fiscal quarter period and prior to the end of such period, as determined in good faith by the Company on a pro forma basis for such period as if such Acquisition or disposition had occurred on the first day of such period and as established to the reasonable satisfaction of the Administrative Agent and evidenced by a pro forma Compliance Certificate (to the extent required as a result of any acquisitions or dispositions during the relevant period).

                                   ARTICLE II

                      THE COMMITMENTS AND CREDIT EXTENSIONS

         2.1 Revolving Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make revolving loans (each such loan, a "Revolving Loan") to the Company from time to time on any Business Day during the period from the Closing Date to the Termination Date, in an aggregate amount not to exceed at any time outstanding the amount of such Lender's Commitment; provided, however, that after giving effect to any Revolving Borrowing, (i) the aggregate Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Commitment. Within the limits of each Lender's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.1, prepay under Section 2.5, and reborrow under this
Section 2.1. Revolving Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

         2.2 Borrowings, Conversions and Continuations of Loans.

         (a) Each Revolving Borrowing, each conversion of Loans from one Type to the other, and each continuation of Loans as the same Type shall be made upon the Company's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m., Dallas, Texas time (i) three Business Days prior to the requested date of any Revolving Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) one Business Day prior to the requested date of any Borrowing of Base Rate Loans. Each such telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a written Revolving Loan Notice, appropriately completed and signed by a Responsible Officer of the Company. Each Revolving Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $2,000,000 in excess thereof. Each Revolving Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Revolving Loan Notice (whether telephonic or written), shall specify (i) whether the Company is requesting a Revolving Borrowing, a conversion of Loans from one Type to the other, or a continuation of Loans as the same Type, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Company fails to specify a Type of Loan in a Revolving Loan Notice, or if the Company fails to give a timely notice requesting a conversion or continuation, then the applicable Revolving Loans shall be made or continued as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Company requests a Revolving Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Revolving Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

         (b) Following receipt of a Revolving Loan Notice, the Administrative Agent shall promptly notify each Lender of its Pro Rata Share of the Revolving Loans, and if no timely notice of a conversion or continuation is provided by the Company, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in the preceding subsection. In the case of a Revolving Borrowing, each Lender shall make the amount of its Revolving Loan available to the Administrative Agent in immediately available funds at the Administrative Agent's Payment Office not later than 12:00 noon, Dallas, Texas time, on the Business Day specified in the applicable Revolving Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.2 (and, if such Revolving Borrowing is the initial Credit Extension, Section 4.1), the Administrative Agent shall make all funds so received available to the Company in like funds as received by the Administrative Agent either by (i) crediting the account of the Company on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to the Administrative Agent by the Company; provided, however, that if, on the date of the Revolving Borrowing there are Swing Line Loans and/or L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swing Line Loans, and third, to the Company as provided above.

         (c) Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of the Interest Period for such Eurodollar Rate Loan. During the existence of an Unmatured Event of Default or Event of Default, no Loans may be requested as, converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders.

         (d) The Administrative Agent shall promptly notify the Company and the Lenders of the interest rate applicable to any Eurodollar Rate Loan upon determination of such interest rate. The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error.

         (e) After giving effect to all Revolving Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than ten Interest Periods in effect with respect to all Revolving Loans.

         2.3 Letters of Credit.

         (a) The Letter of Credit Commitment.

              (i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.3, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Company or certain Subsidiaries, and to amend or renew Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drafts under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Company; provided that the L/C Issuer shall not be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of such L/C Credit Extension, (x) the Outstanding Amount of all L/C Obligations and all Loans would exceed the Aggregate Commitments, (y) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans would exceed such Lender's Revolving Commitment, or (z) the Outstanding
         Amount of the L/C Obligations would exceed the Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Company's ability to obtain Letters of Credit shall be fully revolving, and accordingly the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

              (ii) The L/C Issuer shall be under no obligation to issue any Letter of Credit if:

                   (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of Law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursable loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

                   (B) subject to Section 2.3(b)(iii), the expiry date of any such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless the Required Lenders have approved such expiry date;

                   (C) the expiry date of such requested  Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date; or

                   (D) such  Letter  of  Credit  is in a face  amount  less than
               $100,000, in the case of a commercial Letter of Credit, or $500,000, in the case of any other type of Letter of Credit, or is to be denominated in a currency other than Dollars.

              (iii) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

         (b) Procedures for Issuance and Amendment of Letters of Credit; Evergreen Letters of Credit.

              (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Company delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Company. Such Letter of Credit Application must be received by the L/C Issuer not later than 11:00 a.m., Dallas, Texas time (with a copy to the Administrative Agent), at least three Business Days (or such later date and time as the L/C Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and
         (G) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (A) the Letter of Credit to be amended;
         (B) the proposed date of amendment  thereof  (which shall be a Business
         Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require.

              (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Company and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Company or one of its Subsidiaries or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer's usual and customary business practices, subject to the terms hereof. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a participation in such Letter of Credit in an amount equal to the product of such Lender's Pro Rata Share times the amount of such Letter of Credit.

              (iii) If the Company so requests in any applicable Letter of Credit Application, the L/C Issuer may, in it sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an "Evergreen Letter of Credit"); provided that any such Evergreen Letter of Credit must permit the L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Nonrenewal Notice Date") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Company shall not be required to make a specific request to the L/C Issuer for any such renewal. Once an Evergreen Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the renewal of such Letter of Credit at any time to a date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such renewal if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof, or (B) it has received notice (which may be by telephone or in writing) on or before the Business Day immediately preceding the Nonrenewal Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such renewal or (2) from the Administrative Agent, any Lender or the Company that one or more of the applicable conditions specified in Section 4.2 is not then satisfied. Notwithstanding anything to the contrary contained herein, the L/C Issuer shall have no obligation to permit the renewal of any Evergreen Letter of Credit at any time.

              (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Company and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

         (c) Drawings and Reimbursements; Funding of Participations.

              (i) Upon any drawing under any Letter of Credit, the L/C Issuer shall notify the Company and the Administrative Agent thereof. Promptly after any payment by the L/C Issuer under a Letter of Credit (each such date, an "Honor Date"), the Company shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Company fails to so reimburse the L/C Issuer on the Honor Date, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the "Unreimbursed Amount"), and such Lender's Pro Rata Share thereof. In such event, the Company shall be deemed to have requested a Revolving Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.2 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.2 (other than the delivery of a Revolving Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.3(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

              (ii) Each Lender (including the Lender acting as L/C Issuer) shall upon any notice pursuant to Section 2.3(c)(i) make funds available to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent's Payment Office in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 12:00 noon, Dallas, Texas time, on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.3(c)(iii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Company in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.

              (iii) With respect to any Unreimbursed Amount that is not reimbursed pursuant to Section 2.3(c)(i) or fully refinanced by a Revolving Borrowing of Base Rate Loans pursuant to Section 2.3(c)(i) or otherwise because the conditions set forth in Section 4.2 cannot be satisfied or for any other reason, the Company shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so reimbursed or refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender's payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.3(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.3.

              (iv) Until each Lender funds its Revolving Loan or L/C Advance pursuant to this Section 2.3(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender's Pro Rata Share of such amount shall be solely for the account of the L/C Issuer.

              (v) Each Lender's obligation to make Revolving Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.3(c), shall be absolute and unconditional and shall not be affected by any circumstance, including
         (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Company or any other Person for any reason whatsoever; (B) the occurrence or continuance of an Unmatured Event of Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. Any such reimbursement shall not relieve or otherwise impair the obligation of the Company to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

              (vi) If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.3(c) by the time specified in Section 2.3(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

         (d) Repayment of Participations.

              (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender's L/C Advance in respect of such payment in accordance with Section 2.3(c), if the Administrative Agent receives for the account of the L/C Issuer any payment related to such Letter of Credit (whether directly from the Company or otherwise), or any payment of interest thereon, the Administrative Agent will distribute to such Lender its Pro Rata Share thereof in the same funds as those received by the Administrative Agent.

              (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.3(c)(i) is required to be returned, each Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

         (e) Obligations Absolute. The obligation of the Company to reimburse the L/C Issuer for each drawing under each Letter of Credit, and to repay each L/C Borrowing, shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

              (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

              (ii) the existence of any claim, counterclaim, set-off, defense or other right that the Company may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

              (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

              (iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

              (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company.

The Company shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Company's instructions or other irregularity, the Company will immediately notify the L/C Issuer. The Company shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

         (f) Role of L/C Issuer. Each Lender and the Company agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. No Agent-Related Person nor any of the respective correspondents, participants or assignees of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Company's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through
(v) of Section 2.3(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Company may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by the L/C Issuer's willful misconduct or gross negligence or the L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing (but subject to the foregoing proviso), the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         (g) Cash Collateral. Upon the request of the Administrative Agent after and during the continuance of an Event of Default, (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Company shall immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations (in an amount equal to such Outstanding Amount).

         (h) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by the L/C Issuer and the Company when a Letter of Credit is issued, (i) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each Letter of Credit, and
(ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance (including the ICC decision published by the Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency (euro)) shall apply to each Letter of Credit.

         (i) Letter of Credit Fees. The Company shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share a Letter of Credit fee for each Letter of Credit at an annual rate equal to the Applicable Margin times the actual daily maximum amount available to be drawn under each Letter of Credit. Such fee for each Letter of Credit shall be due and payable on each Quarterly Date, commencing with the first Quarterly Date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date. If there is any change in the Applicable Margin during any quarter, the actual daily amount of each Letter of Credit shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect. In addition, the Company shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such fees and charges are due and payable on demand and are nonrefundable. The Company shall pay directly to the L/C Issuer for its own account a fronting fee in an amount with respect to each Letter of Credit, equal to 1/8 of 1% per annum of the amount of such Letter of Credit (but in no event less than $500), due and payable on the issuance thereof.

         (j) Conflict with Letter of Credit Application. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

2.4      Swing Line Loans.

         (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans (each such loan, a "Swing Line Loan") to the Company from time to time on any Business Day during the period from the Closing Date to the Termination Date in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Outstanding Amount of Revolving Loans of the Swing Line Lender in its capacity as a Lender of Revolving Loans, may exceed the amount of such Lender's Revolving Commitment; provided, however, that after giving effect to any Swing Line Loan,
(i) the aggregate Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of all Revolving Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Commitment, and provided, further, that the Swing Line Lender shall not make any Swing Line Loan to refinance an outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.4, prepay under
Section 2.5, and reborrow under this Section 2.4. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender's Pro Rata Share times the amount of such Swing Line Loan.

         (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Company's irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 11:00 a.m., Dallas, Texas time, on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $200,000 or a whole multiple of $100,000 in excess thereof, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Company. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 1:00 p.m., Dallas, Texas time, on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.4(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 2:00 p.m., Dallas, Texas time, on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Company at its office by crediting the account of the Company on the books of the Swing Line Lender in immediately available funds.

         (c) Refinancing of Swing Line Loans.

              (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Company (which hereby irrevocably requests the Swing Line Lender to act on its behalf), that each Lender make a Base Rate Loan in an amount equal to such Lender's Pro Rata Share of the amount of Swing Line Loans then outstanding. Such request shall be made in accordance with the requirements of Section 2.2, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in
         Section 4.2. The Swing Line Lender shall furnish the Company with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent's Payment Office not later than 12:00 noon, Dallas, Texas time, on the day specified in such Loan Notice, whereupon, subject to Section 2.4(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Company in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

              (ii) If for any reason any Revolving Borrowing cannot be requested in accordance with Section 2.4(c)(i) or any Swing Line Loan cannot be refinanced by such a Revolving Borrowing, the Revolving Loan Notice submitted by the Swing Line Lender shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its participation in the relevant Swing Line Loan and each Lender's payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.4(c)(i) shall be deemed payment in respect of such participation.

              (iii) If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this
         Section 2.4(c) by the time specified in Section 2.4(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

              (iv) Each Lender's obligation to make Revolving Loans or to purchase and fund participations in Swing Line Loans pursuant to this
         Section 2.4(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Company or any other Person for any reason whatsoever, (B) the occurrence or continuance of an Unmatured Event of Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. Any such purchase of participations shall not relieve or otherwise impair the obligation of the Company to repay Swing Line Loans, together with interest as provided herein.

         (d) Repayment of Participations.

              (i) At any time after any Lender has purchased and funded a participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participation was outstanding and funded) in the same funds as those received by the Swing Line Lender.

              (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender, each Lender shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender.

         (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Company for interest on the Swing Line Loans. Until each Lender funds its Base Rate Loan or participation pursuant to this Section 2.4 to refinance such Lender's Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender.

         (f) Payments Directly to Swing Line Lender. The Company shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

2.5 Prepayments.

         (a) The Company may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Revolving Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 10:00 a.m., Dallas, Texas time, (A) three Business Days prior to any date of prepayment of Eurodollar Rate Loans, and (B) one Business Day prior to the date of prepayment of Base Rate Loans;
(ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if less, the aggregate outstanding amount of the Eurodollar Rate Loans); and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if less, the aggregate outstanding amount of the Base Rate Loans). Each such notice shall specify the date and amount of such prepayment, the Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any voluntary prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.4. Each such prepayment shall be applied to the Revolving Loans of the Lenders in accordance with their respective Pro Rata Shares.

         (b) The Company may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 12:00 noon, Dallas, Texas time, on the date of the prepayment, and (ii) any such prepayment shall be in a principal amount of $100,000 or a whole multiple of $100,000 in excess thereof. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

         (c) If for any reason the Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations at any time exceeds the Aggregate
Commitments then in effect, the Company shall immediately prepay Revolving Loans, Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess.

         (d) Within 5 Business Days of the receipt of Net Proceeds Recapture Amount from any sale, lease, transfer or other disposition by the Company or any of its Subsidiaries of any Property other than any Transfers permitted under clauses (i), (ii) and (iv) of subsection 7.3(a) or Section 7.4 (or, if appropriate, within 5 Business Days after the expiration of the twelve-month period described in clause (iii) of subsection 7.3(a)), the Company shall prepay Revolving Loans in an aggregate principal amount equal to 100% of such Net Proceeds Recapture Amount (or, if appropriate, 100% of such Net Proceeds Recapture Amount that remains after deducting any amounts reinvested by the Company or any of its Subsidiaries during the twelve-month period described in clause (iii) of subsection 7.3(a). Each such mandatory prepayment shall be made and applied as provided in Section 2.5(e).

         (e) Any mandatory prepayment of Revolving Loans pursuant to Section 2.5(d) shall (i) include and be applied to interest to the date of such prepayment on the principal amount prepaid and any additional amounts required pursuant to Section 3.4, and (ii) not be subject to any notice and minimum payment provisions.

         2.6 Reduction or Termination of Commitments. The Company may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, or permanently reduce the Aggregate Commitments to an amount not less than the then Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m., Dallas, Texas time, five Business Days prior to the date of termination or reduction, and (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $5,000,000 in excess thereof. The Administrative Agent shall promptly notify the Lenders of any such notice of reduction or termination of the Aggregate Commitments. Once reduced in accordance with this Section, the Commitments may not be increased. The Aggregate Commitments shall also be permanently reduced by the amount of Revolving Loans required to be prepaid pursuant to Section 2.5(d). Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Pro Rata Share. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

         2.7 Repayment of Loans.

         (a) The Company shall repay to the Lenders on the Termination Date the aggregate principal amount of Revolving Loans outstanding on such date.

         (b) The  Company  shall  repay each Swing Line Loan on the  Termination
Date.

         2.8 Interest.

         (a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the lesser of (y) the Highest Lawful Rate or (z) the Eurodollar Rate for such Interest Period plus the Applicable Margin; (ii) each Base Rate Loan other than a Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the lesser of (y) the Highest Lawful Rate or (z) the Base Rate; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the lesser of (y) the Highest Lawful Rate or (z) the Base Rate.

         (b) If demanded by the Required Lenders, while any Event of Default exists or after acceleration, the Company shall pay interest on the principal amount of all outstanding Obligations at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

         (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

         2.9 Fees. In addition to certain fees  described in  subsection  (i) of
Section 2.3:

         (a) Commitment Fee. The Company shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, a Commitment Fee (herein so called) equal to the Commitment Fee Rate times the actual daily amount by which the Aggregate Commitments exceed the sum of (i) the Outstanding Amount of Revolving Loans and (ii) the Outstanding Amount of L/C Obligations. The Commitment Fee shall accrue at all times from the date of this Agreement until the Termination Date and shall be due and payable quarterly in arrears on each Quarterly Date, commencing with the first Quarterly Date to occur after the Closing Date, and on the Termination Date. The Commitment Fee shall be calculated quarterly in arrears, and if there is any change in the Commitment Fee Rate during any quarter, the actual daily amount shall be computed and multiplied by the Commitment Fee Rate separately for each period during such quarter that such Commitment Fee Rate was in effect. The Commitment Fee shall accrue at all times, including at any time during which one or more of the conditions in Article IV is not met.

         (b) Agent Fee Letter. The Company shall pay to the Administrative Agent for the Administrative Agent's own account, the fees in the amounts and at the times specified in the letter agreement, dated February 20, 2002 (the "Agent Fee Letter"), between the Company and Bank of America. Such fees shall be fully earned when paid and shall be nonrefundable for any reason whatsoever.

         2.10 Computation of Interest and Fees. Computation of interest on Base Rate Loans shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed. Subject to Section 10.10, computation of all other types of interest and all fees shall be calculated on the basis of a year of 360 days and the actual number of days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day.

         2.11 Evidence of Debt.

         (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Company and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans and L/C Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of such Lender shall control. Upon the request of any Lender made through the Administrative Agent, such Lender's Loans may be evidenced by a Revolving Loan Note and/or a Swing Line Note, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Note(s) and endorse thereon the date, Type (if applicable), amount and maturity of the applicable Loans and payments with respect thereto.

         (b) In addition to the accounts and records  referred to in  subsection
(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control.

         2.12 Payments Generally.

         (a) All payments to be made by the Company shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Company hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent's Payment Office in Dollars and in immediately available funds not later than 12:00 noon, Dallas, Texas time, on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Administrative Agent after 12:00 noon, Dallas, Texas time, shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. The Company authorizes the Administrative Agent, upon contemporaneous notice to the Company, to charge the account of the Company maintained with Bank of America for each payment of principal, interest and fees as it becomes due hereunder; provided, however, (i) the Administrative Agent shall promptly notify the Company of any charge it makes against such account and (ii) the failure of the Administrative Agent to make any such charge for any payment due hereunder will not result in an Event of Default if the Company otherwise makes payment as and within the time required hereunder.

         (b) Subject to the definition of "Interest Period," if any payment to be made by the Company shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

         (c) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward reasonable costs and expenses (including Attorney Costs and amounts payable under Article III) incurred by the Administrative Agent and each Lender,
(ii) second, toward repayment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, toward repayment of principal of the Loans and any L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal of the Loans and any L/C Borrowings then due to such parties.

         (d) Unless the Company or any Lender has notified the Administrative Agent prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Company or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Company or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:

              (i) if the Company failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds, at the Federal Funds Rate from time to time in effect; and

              (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Company to the date such amount is recovered by the Administrative Agent (the "Compensation Period") at a rate per annum equal to the Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Revolving Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may make a demand therefor upon the Company, and the Company shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Company may have against any Lender as a result of any default by such Lender hereunder.

A notice of the Administrative Agent to any Lender with respect to any amount owing under this subsection (d) shall be conclusive, absent manifest error.

         (e) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

         (f) The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Revolving Loan or purchase its participation.

         (g) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

         2.13 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of any Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loan or such participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Company agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10. 9) with respect to such participation as fully as if such Lender were the direct creditor of the Company in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

         2.14 Increase in Commitments.

         (a) Upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Company may from time to time, request an increase in the Aggregate Commitments up to an aggregate of $450,000,000. At the time of sending such notice, the Company (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders). Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment. The Administrative Agent shall notify the Company and each Lender of the Lenders' responses to each request made hereunder. To achieve the full amount of a requested increase, the Company may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

         (b) If any Commitments are increased in accordance with this Section 2.14, the Administrative Agent and the Company shall determine the effective date of such increase (the "Increase Effective Date"). The Administrative Agent and the Company shall promptly notify the Lenders of the final allocation of such increase and the Increase Effective Date. As a condition precedent to such increase, the Company shall deliver to the Administrative Agent a certificate of the Company dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of the Company (i) certifying and attaching the resolutions adopted by the Company approving or consenting to such increase, and, (ii) in the case of the Company, including a Compliance Certificate demonstrating pro forma compliance with the covenants of this Agreement after giving effect to such increase and (iii) certifying that, before and after giving effect to such increase, the representations and warranties contained in Article V are true and correct on and as of the Increase Effective Date and no Unmatured Event of Default or Event of Default exists. The Company shall deliver new or amended Revolving Loan Notes reflecting the increased Commitment of any Lender holding or requesting a Note. The Administrative Agent shall distribute an amended Schedule 2.1 (which shall be deemed incorporated into this Agreement), to reflect any changes therein resulting from such increase. The Company shall prepay any Revolving Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.4) to the extent necessary to keep the outstanding Revolving Loans ratable with any revised Pro Rata Shares arising from any non-ratable increase in the Commitments under this Section 2.14.

         (c) This Section 2.14 shall supersede any provisions in Section 10.1 to the contrary.

                                  ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY

         3.1 Taxes.

         (a) Any and all payments by the Company to each Lender or the Administrative Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Company shall pay all Other Taxes.

         (b) If the Company shall be required by Law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, then:

              (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Lender or the Administrative Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

              (ii) the Company shall make such deductions and withholdings;

              (iii) the Company shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with Applicable Law; and

              (iv) without duplication, the Company shall also pay to each Lender or the Administrative Agent for the account of such Lender, at the time interest is paid, all additional amounts which such Lender specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

         (c) The Company agrees to indemnify and hold harmless each Lender and the Administrative Agent for the full amount of Taxes, Other Taxes and Further Taxes in the amount that such Lender specifies as necessary to preserve the after-tax yield such Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Lender or the Administrative Agent makes written demand therefor.

         (d) Within 30 days after the date of any payment by the Company of Taxes, Other Taxes or Further Taxes (as required by subsection 3.1(c)), the Company shall furnish to each Lender and the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Lender or the Administrative Agent.

         (e) If the Company is required to pay any amount to any Lender or the Administrative Agent pursuant to subsection (b) or (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office or take other appropriate action so as to eliminate any such additional payment by the Company which may thereafter accrue, if such change or other action in the sole judgment of such Lender is not otherwise disadvantageous to such Lender.

         3.2 Illegality.

         (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make Eurodollar Rate Loans, then, on notice thereof by the Lender to the Company through the Administrative Agent, any obligation of that Lender to make Eurodollar Rate Loans shall be suspended until the Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist.

         (b) If a Lender determines that it is unlawful to maintain any Eurodollar Rate Loan, the Company shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Administrative Agent), prepay in full such Eurodollar Rate Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 3.4, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such Eurodollar Rate Loan. If the Company is required to so prepay any Eurodollar Rate Loan, then concurrently with such prepayment, the Company shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

         (c) If the obligation of any Lender to make or maintain Eurodollar Rate Loans has been so terminated or suspended, the Company may elect, by giving notice to the Lender through the Administrative Agent that all Loans which would otherwise be made by the Lender as Eurodollar Rate Loans shall be instead Base Rate Loans.

         (d) Before giving any notice to the Administrative Agent under this Section, the affected Lender shall designate a different Lending office with respect to its Eurodollar Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Lender, be illegal or otherwise disadvantageous to the Lender.

         3.3 Increased Costs and Reduction of Return.

         (a) If after the date hereof any Lender  determines that, due to either
(i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the Eurodollar Rate) in or in the interpretation of any Law or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of Law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Eurodollar Rate Loan, then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Administrative Agent), pay to the Administrative Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

         (b) If after the date hereof any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any
Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Lender (or its Lending Office) or any corporation controlling the Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Lender or any corporation controlling the Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement (including, without limitation, its obligations in respect of Letters of Credit and Swing Line Loans), then, upon demand of such Lender to the Company through the Administrative Agent, the Company shall pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender for such increase.

         3.4 Funding Losses. The Company shall reimburse each Lender and hold each Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of:

         (a) the failure of the Company to make on a timely basis any payment of principal of any Eurodollar Rate Loan;

         (b) the failure of the Company to borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Company;

         (c) the failure of the Company to make any prepayment in accordance with any notice delivered under Section 2.5;

         (d) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day that is not the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason or acceleration or otherwise);

         (e) the automatic conversion under Section 2.2 of any Eurodollar Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period; or

         (f) any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Company pursuant to Section 10.16;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Eurodollar Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Company to the Lenders under this Section and under subsection 3.3(a), each Eurodollar Rate Loan made by a Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at Eurodollar Base Rate used in determining the Eurodollar Rate for such Eurodollar Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan is in fact so funded.

         3.5 Inability to Determine Rates. If the Administrative Agent reasonably determines that for any reason adequate and reasonable means do not exist for determining the Eurodollar Base Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan, or any Lender reasonably determines that the Eurodollar Base Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lender of funding such Loan the Administrative Agent will promptly so notify the Company and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans, hereunder shall be suspended until the Administrative Agent revokes such notice in writing. Upon receipt of such notice, the Company may revoke any pending request for a Revolving Borrowing, conversion or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Revolving Borrowing of a Base Rate Loan in the amount specified therein.

         3.6 Certificates of Lenders. Any Lender claiming reimbursement or compensation under this Article III shall deliver to the Company (with a copy to the Administrative Agent) a certificate setting forth in reasonable detail the amount payable to the Lender hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

         3.7 Substitution of Lenders. Upon the receipt by the Company from any Lender of a claim for compensation under Section 3.3 or of a notice under
Section 3.5 (in each case, an "Affected Lender"), the Company may remove or replace such Lender in accordance with Section 10.16.

         3.8 Survival.  The  agreements  and  obligations of the Company in this
Article III shall survive the payment of all other Obligations.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         4.1 Conditions of Initial Credit Extension. The obligation of each Lender to make its initial Credit Extension is subject to the condition that the Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent and each Lender, and in sufficient copies for each Lender:

         (a) Credit Agreement and Notes. This Agreement and the Notes executed by each party thereto:

         (b) Resolutions; Incumbency.

              (i) Copies of the resolutions of the board of directors of the Company authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of the Company; and

              (ii) A certificate of the Secretary or Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to execute, deliver and perform this Agreement, and the other documents to be delivered by it hereunder.

         (c) Organization Documents; Good Standing. Originals or photocopies of each of the following documents:

              (i) the articles or certificate of incorporation and the bylaws of the Company as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date; and

              (ii) a good standing certificate for the Company from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation;

         (d) Legal Opinions. An opinion of Foley & Lardner, counsel to the Company and addressed to the Administrative Agent and the Lenders, substantially in the form of Exhibit D;

         (e) Payment of Fees. Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses payable to or incurred by or on behalf of the Administrative Agent to the extent then due and payable on the Closing Date, together with Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute the Administrative Agent's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and the Administrative Agent), including any such costs, fees and expenses arising under or referenced in Sections 2.9 and 10.4.

         (f) Certificate. A certificate signed by a Responsible Officer, dated as of the Closing Date, stating that:

              (i) the representations and warranties contained in Article V are true and correct on and as of such date, as though made on and as of such date;

              (ii) no Event of Default or Unmatured Event of Default exists or would result from the initial Credit Extension; and

              (iii) since September 30, 2001, no event or circumstance has occurred that has resulted or could reasonably be expected to result in a Material Adverse Effect.

         (g)  evidence   that  the  Existing   Credit   Agreement  has  been  or
concurrently with the Closing Date is being terminated;

         (h)  the  HPI   Acquisition   shall  have   occurred   or  shall  occur
contemporaneously on the terms and conditions provided in the HPI Acquisition Agreement;

         (i) after giving effect to the HPI Acquisition and the initial Loans and Letters of Credit hereunder, the Unused Portion shall be at least $25,000,000; and

         (j) Other Documents. Such other approvals, opinions, documents or materials as the Administrative Agent or any Lender may request.

         4.2   Conditions  to  all  Credit   Extensions  and   Conversions   and
Continuations. The obligation of each Lender to honor any Request for Credit Extension is subject to the following conditions precedent:

         (a) The  representations  and  warranties  of the Company  contained in
Article V, or which are contained in any document furnished at any time under or in connection herewith, shall be true and correct on and as of the date of such Credit Extension, conversion or continuation, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

         (b) No Unmatured Event of Default or Event of Default shall exist, or would result from such proposed Credit Extension, conversion or continuation.

         (c) The Administrative Agent and, if applicable, the L/C Issuer shall have received a Request for Credit Extension in accordance with the requirements hereof.

         (d) The Administrative Agent shall have received, in form and substance satisfactory to it, such other assurances, certificates, documents or consents related to the foregoing as the Administrative Agent or the Required Lenders reasonably may require.

         Each Request for Credit Extension submitted by the Company shall be deemed to be a representation and warranty that the conditions specified in Sections 4.2(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Administrative Agent and each Lender that:

         5.1  Company   Existence  and  Power.  The  Company  and  each  of  its
Subsidiaries:

         (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

         (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, to carry on its business and to execute, deliver, and perform its obligations under the Loan Documents;

         (c) is duly qualified and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

         (d) is in compliance with all Requirements of Law;

except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         5.2 Company Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and each other Loan Document to which the Company is party have been duly authorized by all necessary company action, and do not and will not:

         (a)  contravene  the  terms  of  any  of  the  Company's   Organization
Documents;

         (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its property is subject; or

         (c) violate any Requirement of Law.

         5.3  Governmental  Authorization.   No  approval,  consent,  exemption,
authorization,   or  other  action  by,  or  notice  to,  or  filing  with,  any
Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Agreement or any other Loan Document.

         5.4 Binding Effect. This Agreement and each other Loan Document constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by Debtor Relief Laws or by equitable principles relating to enforceability.

         5.5 Litigation. Except as specifically disclosed in Schedule 5.5, there is no Litigation pending or, to the best knowledge of the Company, threatened or contemplated, at Law, in equity, in arbitration or before any Governmental Authority, against the Company, its Subsidiaries or any of their respective properties which:

         (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

         (b) if determined adversely to the Company or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

         5.6 No Default. No Event of Default or Unmatured Event of Default exists or would result from the incurring of any Obligations by the Company. Neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would create an Event of Default under subsection 8.1(e).

         5.7 ERISA Compliance. Except as specifically disclosed in Schedule 5.7:

         (a) Each Plan is in compliance in all respects with the applicable provisions of ERISA, the Code and other federal or state law, except to the extent that any non-compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Company, nothing has occurred which would cause the loss of such qualification. The Company and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

         (b) There are no pending or, to the best knowledge of Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

         (c) (i) No ERISA Event has occurred or is reasonably expected to occur;
(ii) no contribution failure has occurred with respect to a Pension Plan sufficient to give rise to a Lien under Section 302 (f) of ERISA; (iii) no Pension Plan has any Unfunded Pension Liability; (iv) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (v) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (vi) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212 (c) of ERISA.

         5.8 Use of Proceeds; Margin Regulations. The proceeds of the Loans and the Letters of Credit are to be used solely for the purposes set forth in and permitted by Section 6.12. Neither the Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

         5.9 Title to Properties. The Company and each Subsidiary have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. The property of the Company and its Subsidiaries is subject to no Liens, other than Permitted Liens.

         5.10 Taxes. The Company and its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company or any Subsidiary that would, if made, have a Material Adverse Effect.

         5.11 Financial Condition.

         (a) The audited consolidated balance sheet of the Company and its Subsidiaries (excluding HPI and its Subsidiaries) dated September 30, 2001 and the unaudited consolidated balance sheet of the Company and its Subsidiaries dated December 31, 2001 and the related consolidated statements of income and cash flows for the periods ended on such dates:

              (i) were prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein subject, in the case of the December 31, 2001 statements, to ordinary, good faith year-end audit adjustments and to the extent GAAP is applicable to quarterly financial statements;

              (ii) fairly present the financial condition of the Company and its Subsidiaries (excluding HPI and its Subsidiaries) as of the dates thereof and results of operations for the periods covered thereby; and

              (iii) except as specifically disclosed in Schedule 5.11, show all material indebtedness and other liabilities, direct or contingent, of the Company and its consolidated Subsidiaries (excluding HPI and its Subsidiaries) as of the dates thereof, including liabilities for taxes, material commitments and Contingent Obligations.

         (b)  Since  September  30,  2001,  there has been no  Material  Adverse
Effect.

         (c) Except to the extent that any incorrect representation in this clause (c) could not individually or in the aggregate be reasonably expected to have a Material Adverse Effect, the audited balance sheet of HPI and its Subsidiaries dated April 30, 2001 and the related consolidated statements of income and cash flows for the period ended on such date and the unaudited consolidated balance sheet of HPI and its Subsidiaries dated October 31, 2001 and the related consolidated statement of income for the period ended on such date:

              (i) were prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein subject, in the case of the October 31, 2001 statements, to (A) ordinary, good faith year-end audit adjustments, (B) the fact that the statement of cash flows is omitted, (C) the fact that notes to the financial statements are omitted and (D) the extent to which GAAP is applicable to quarterly financial statements;

              (ii) fairly present the financial condition of HPI and its Subsidiaries as of the dates thereof and results of operations for the periods covered thereby; and

              (iii) except as specifically disclosed in Schedule 5.11, show all material indebtedness and other liabilities, direct or contingent, of HPI and its consolidated Subsidiaries as of the dates thereof, including liabilities for taxes, material commitments and Contingent Obligations.

         5.12 Environmental Matters. The Company conducts in the ordinary course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its business, operations and properties, and as a result thereof the Company has reasonably concluded that, except as specifically disclosed in Schedule 5.12, such Environmental Laws and Environmental Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         5.13 Regulated Entities. None of the Company, any Affiliate of the Company, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

         5.14 No Burdensome Restrictions. Neither the Company nor any Subsidiary is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

         5.15 Copyrights, Patents, Trademarks and Licenses, etc. The Company or its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any Subsidiary infringes upon any rights held by any other Person. Except as specifically disclosed in Schedule 5.5, no Litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Company, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         5.16 Subsidiaries. As of the Closing Date, the Company has no Subsidiaries other than those specifically disclosed in part (a) of Schedule
5.16 hereto and has no equity investments (in excess of 10% of Consolidated Capitalization) in any other corporation or entity other than those specifically disclosed in part (b) of Schedule 5.16.

         5.17 Insurance. The properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

         5.18 Full Disclosure. None of the representations or warranties made by the Company in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company in connection with the Loan Documents, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

         5.19 Solvent. The Company is, and the Company and its Subsidiaries are on a consolidated basis, Solvent.

         5.20 Business. The Company is presently engaged directly or through Subsidiaries in the business of daily newspaper publishing and other weekly, classified and specialty publications along with associated on-line services.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligations shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Lenders waive compliance in writing:

         6.1   Financial   Statements.   The  Company   shall   deliver  to  the
Administrative Agent, in form and detail satisfactory to the Administrative Agent and the Required Lenders, with sufficient copies for each Lender:

         (a) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of McGladrey & Pullen, LLP or another nationally-recognized independent public accounting firm ("Independent Auditor") which report (x) shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and (y) shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records;

         (b) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter (it being understood that a Form 10Q filed by the Company with the SEC will satisfy the foregoing content requirements of this Section 6.1(b)), and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and the Subsidiaries.

         6.2 Certificates; Other Information. The Company shall furnish to the Administrative Agent, with sufficient copies for each Lender:

         (a) concurrently with the delivery of the financial statements referred to in subsection 6.1(a), a certificate of the Independent Auditor stating that in making the examination necessary therefor no knowledge was obtained of any Event of Default or Unmatured Event of Default, except as specified in such certificate;

         (b) concurrently with the delivery of the financial statements referred to in subsections 6.1 (a) and (b), a Compliance Certificate executed by a Responsible Officer;

         (c) promptly; copies of all financial statements and reports that the Company sends to its stockholders, and copies of all financial statements and regular, periodical or special reports (including Forms 10K; 10Q and 8K), if any, that the Company or any Subsidiary may make to, or file with, the SEC;

         (d) promptly, such additional information regarding the business, financial, company or corporate affairs of the Company or any Subsidiary as the Administrative Agent, at the request of any Lender, may from time to time reasonably request; and

         (e) upon the request from time to time of any Lender, a list of the obligations of the Company and its Subsidiaries in respect of Swap Contracts.

         6.3 Notices. The Company shall promptly notify the Administrative Agent and each Lender promptly after a Responsible Officer obtains knowledge of:

         (a) the occurrence of any Event of Default or Unmatured Event of Default;

         (b) any of the following matters that has resulted or may reasonably be expected to result in a Material Adverse Effect: (i) any breach or non-performance of, or any default under, a Contractual Obligation of the Company or any Subsidiary; (ii) any Litigation, investigation or suspension between the Company or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any Litigation affecting the Company or any Subsidiary including any Litigation pursuant to any applicable Environmental Law;

         (c) the occurrence of any of the following events affecting the Company or any ERISA Affiliate (but in no event more than 10 days after such event; provided that the Company shall notify the Administrative Agent and each Lender not less than ten days before the occurrence of any event described in clauses
(ii), (iv) or (v) below), and deliver to the Administrative Agent and each Lender a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such event:

              (i) an ERISA Event;

              (ii) a contribution failure with respect to a Pension Plan sufficient to give rise to a Lien under Section 302 (f) of ERISA;

              (iii) a material increase in the Unfunded Pension Liability of any Pension Plan;

              (iv) the adoption of, or the commencement of contributions to, any Multiemployer Plan or any Plan subject to Section 412 of the Code by the Company or any ERISA Affiliate;

              (v) the adoption of any amendment to a Plan subject to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability; or

              (vi) any material change in the benefit formulas or funding requirements for a Multiemployer Plan; and

         (d) any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries.

         Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under subsection 6.3 (a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been breached or violated.

         6.4 Preservation of Corporate Existence, Etc. The Company shall, and shall cause each Subsidiary to:

         (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of organization, except in connection with transactions permitted by Sections 7.3 and 7.4;

         (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business except in connection with transactions permitted by Section 7.4 and sales of assets permitted by Section 7.3;

         (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

         (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

         6.5 Maintenance of Property. The Company shall, and shall cause each Subsidiary to, maintain and preserve all its property which is used or useful in its business in working order and condition, ordinary wear and tear excepted and make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. The Company and each Subsidiary shall use the standard of care typical in the industry in the operation and maintenance of its facilities.

         6.6 Insurance. The Company shall, and shall cause each Subsidiary to, maintain with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, which may include co-insurance and self-insurance, provided adequate reserves are maintained with respect thereto.

         6.7 Payment of Obligations. The Company shall, and shall cause each Subsidiary to, pay and discharge as the same shall become due and payable all their respective obligations and liabilities, including:

         (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary;

         (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and

         (c) all indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

         6.8 Compliance with Laws. The Company shall, and shall cause each Subsidiary to, comply in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

         6.9 Compliance with ERISA. The Company shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all respects with the applicable provisions of ERISA, the Code and other federal or state law, except to the extent that any non-compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Multiemployer Plan and any Plan subject to Section 412 of the Code.

         6.10 Inspection of Property and Books and Records. The Company shall, and shall cause each Subsidiary to, maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company shall, and shall cause each Subsidiary to, permit representatives and independent contractors of the Administrative Agent or any Lender to visit and inspect any of their respective properties, to examine their respective company, corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the expense of the Company and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company not more than once during any fiscal quarter; provided that prior to an Event of Default the Administrative Agent or any Lender may do any of the foregoing only at its own expense, but when an Event of Default exists the Administrative Agent or any Lender may do any of the foregoing at the expense of the Company at any time during normal business hours without advance notice.

         6.11 Environmental Laws. The Company shall, and shall cause each Subsidiary to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws, except where individually or in the aggregate failure to do so could not reasonably be expected to have a Material Adverse Effect.

         6.12 Use of Proceeds. The Company shall use the proceeds of the Loans and the Letters of Credit for the HPI Acquisition and for working capital and other general company purposes (including other Permitted Acquisitions) not in contravention of any Requirement of Law or of any Loan Document.

                                  ARTICLE VII

                               NEGATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligations shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Lenders waive compliance in writing:

         7.1 Limitation on Indebtedness. The Company shall not, and shall not permit any Subsidiary to, create, incur or assume any Indebtedness during the continuance of any Event of Default or Unmatured Event of Default, or if an Event of Default or Unmatured Event of Default would occur after giving effect to any such Indebtedness.

         7.2 Limitation on Liens. The Company shall not, and shall not permit any Subsidiary to, create, assume, incur or suffer to exist any Lien upon or with respect to any property or assets, whether now owned or hereafter acquired; except for:

         (a) Liens in respect of property of the Company or a Subsidiary existing on the Effective Date and described in Schedule 7.2; provided that (i) such Lien shall not apply to any other Property of the Company or a Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the Effective Date (and extensions and renewals thereof that do not increase the principal amount thereof);

         (b) Liens in respect of property acquired or constructed by the Company or a Subsidiary after the Effective Date, which are created at the time of or within 180 days after acquisition or completion of construction of such property to secure Indebtedness assumed or incurred to finance all or any part of the purchase price or cost of construction of such property, provided that in any such case;

              (i) no such Lien shall extend to or cover any other property of the Company or such Subsidiary, as the case may be, and

              (ii) the aggregate principal amount of Indebtedness secured by all such Liens in respect of any such property shall not exceed the cost of such property and any improvements then being financed;

         (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty or are being contested in good faith (with adequate reserves therefor), or to the extent that nonpayment thereof is permitted by Section 6.7, provided that no notice of lien has been filed or recorded under the Code;

         (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent for a period of greater than 30 days or remain payable without penalty or which are being diligently contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

         (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

         (f) Liens on property of the Company or any Subsidiary securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business, provided that all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

         (g) Liens arising in connection with court proceedings,

              (i) in the nature of attachments, remedies and judgments, provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings, and

              (ii) securing appeal bonds, supersedeas bonds and other similar Liens arising in connection with court proceedings (including, without limitation, surety bonds and letter of credit) or any other instrument serving a similar purpose, provided that each judgment secured by a Lien described in this clause (g) is, within 60 days after entry thereof, discharged or the enforcement thereof is stayed pending appeal, or is discharged within 60 days after the expiration of such stay and the judgments so secured do not exceed $5,000,000 in the aggregate;

         (h)   easements,   right-of-way,   restrictions   and   other   similar
encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries; and

         (i) other Liens securing Indebtedness or other obligations;

provided, that the aggregate amount of Indebtedness secured by Liens permitted pursuant to clauses (a), (b) and (i) of this Section 7.2 shall not exceed 10% of Consolidated Indebtedness at any time.

         The Company shall not, and shall not permit any Subsidiary to, become subject to a Negative Pledge other than (y) any agreements governing any purchase money Liens or Capital Leases otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed or acquired thereby) and (z) in respect of the Senior Notes set forth on Schedule 5.11.

         7.3 Sale of Assets.

         (a) Transfers of Property. The Company shall not, and shall not permit any Subsidiary to, sell (including, without limitation, any sale and subsequent leasing as lessee of such Property), lease as lessor, transfer, or otherwise dispose of a Substantial Part of the Property of the Company and its Subsidiaries (individually, a "Transfer" and collectively "Transfers"), except:

              (i) Transfers from a Subsidiary to the Company;

              (ii) Transfers from a Subsidiary to a Wholly-Owned Subsidiary;

              (iii) any other Transfer (other than a Spin-Off) at any time of any Property to a Person, other than an Affiliate (whether effected in a single transaction or in a series of related transactions) (for purposes of this clause (ii), a "current Transfer") if each of the following conditions would be satisfied with respect to such Transfer:

                   (A) an  Acceptable  Consideration  is  received in respect of such current Transfer;

                   (B) immediately after giving effect to such current Transfer, no Unmatured Event of Default or Event of Default would exist (including Sections 7.6 and 7.7, calculated as if such Transfer (and any debt incurrence or repayment) had occurred on the first day of the four fiscal quarter period ending at the last fiscal quarter end); and

                   (C) within the 12 month  period  immediately  following  such current Transfer, the Net Proceeds Recapture Amount of all sales, leases, transfers or other dispositions during such 12 month period is applied by the Company or such Subsidiary to the purchase of operating assets of the Company or any Subsidiary or to the prepayment of Revolving Loans as provided in Section 2.5(d); and

              (iv) any other Transfer at any time of the Property of a business segment or a business group of the Company to a Person (a "Spin-Off"), if each of the following conditions would be satisfied with respect to such Transfer:

                   (A) the only  consideration  in respect of such  Spin-Off  is shares of the Equity Interests of such Person (or any of its Affiliates), which shares are distributed to the shareholders of the Company; and

                   (B) immediately after giving effect to such Spin-Off, no Unmatured Event of Default or Event of Default would exist (including Sections 7.6 and 7.7, calculated as if the Spin-Off (and any debt incurrence or repayment) had occurred on the first day of the four fiscal quarter period ending at the last fiscal quarter end); and

         Within five days after any Spin-Off, the Company shall deliver to the Administrative Agent a written notice describing, in reasonable detail, the nature (including a description and value of the Property Transferred) and the date of such Spin-Off.

         Provided, however, notwithstanding anything in this Section 7.3 or any other provision herein to the contrary, the Company shall not sell, lease or otherwise transfer Property of the Company to one or more Subsidiaries, which when added to all other Property of the Company sold, leased or otherwise transferred to one or more Subsidiaries during the term of this Agreement, would cause the aggregate amount of Property of the Company so sold, leased or otherwise transferred to exceed 10% of all Property of the Company at the time of such proposed sale, lease or other transfer.

         (b) Transfers of Subsidiary Stock. The Company will not, and will not permit any Subsidiary to, Transfer any shares of the stock (or any warrants, rights or options to purchase stock or other Securities exchangeable for or convertible into stock) of a Subsidiary (such stock, warrants, rights, options and other Securities herein called "Subsidiary Stock"), nor will any Subsidiary issue, sell or otherwise dispose of any of its own Subsidiary Stock; provided, however, that the foregoing restrictions do not apply to:

              (i) the issuance by a Subsidiary of any of its own Subsidiary Stock to the Company or a Wholly-Owned Subsidiary;

              (ii) Transfers by a Subsidiary of any Subsidiary Stock to the Company or a Wholly-Owned Subsidiary;

              (iii) the issuance by a Subsidiary of directors' qualifying shares; and

              (iv) the Transfer of all of the Subsidiary Stock of a Subsidiary if:

                   (A) such  Transfer  satisfies  the  requirements  of  Section
              7.3(a)(ii);

                   (B) in connection with such Transfer,  the entire  investment
              (whether represented by stock, Indebtedness, claims or otherwise) of the Company and its Subsidiaries in such Subsidiary is Transferred to a Person other than the Company or a Subsidiary not simultaneously being disposed of;

                   (C) the Subsidiary being disposed of has no continuing investment in the Company or any Subsidiary not simultaneously being disposed of; and

                   (D) immediately before and after the consummation of such Transfer, and after giving effect thereto, no Unmatured Event of Default or Event of Default would exist.

         For purposes of determining the book value of Property constituting Subsidiary Stock being Transferred as provided in clause (iv) above, such book value shall be deemed to be the aggregate book value of all assets of the Subsidiary that shall have issued such Subsidiary Stock.

         (c) Subsidiary Mergers, etc. Any merger or consolidation of any Subsidiary with or into any person that results in a Person other than the Company or a Wholly-Owned Subsidiary owning Subsidiary Stock of such Subsidiary shall be deemed to be a Transfer of the Subsidiary Stock of such Subsidiary.

         7.4 Consolidations, Mergers and Acquisitions. The Company shall not, and shall not permit any Subsidiary to, consolidate with or merge with any other corporation or other entity or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person or make any Acquisition except (as long as no Event of Default has occurred or will occur as a result) (i) a Subsidiary may consolidate with or merge with any other corporation or other entity or convey or transfer all or substantially all of its assets to the Company (provided that the Company shall be the continuing or surviving entity) or a then-existing Wholly-Owned Subsidiary, (ii) to consummate a Permitted Acquisition and (iii) as permitted under Section 7.3.

         7.5 Limitation on Subsidiary Debt. The Company shall not permit any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

         (a) Indebtedness owing to the Company or a Wholly-Owned Subsidiary, and

         (b) additional unsecured Indebtedness if, on the date such Indebtedness is incurred and after giving effect thereto and to the concurrent retirement of any other Indebtedness, the aggregate amount of Indebtedness of all Subsidiaries outstanding on such date (other than, in the case of each corporation (i) any stock of which is acquired by the Company and/or one or more of its Subsidiaries and
             (ii) which as of the date of such acquisition becomes a Subsidiary, Indebtedness of such corporation existing at the time when it becomes a Subsidiary, provided that such Indebtedness is not incurred in anticipation thereof) does not exceed 10% of Consolidated Indebtedness; and

         The Company shall not incur any Indebtedness owing to any Subsidiary unless the same shall be for cash advances from such Subsidiary and shall be subordinated and subject in right to the prior payment in full in cash of all Obligations hereunder, in form and substance satisfactory to the Required Lenders.

         7.6 Leverage Ratio. The Company shall not permit the Leverage Ratio to exceed (i) for any Computation Period ending prior to and including December 31, 2003, 3.50 to 1.0, and (ii) for any Computation Period thereafter, 3.25 to 1.0; provided, however, notwithstanding the immediately preceding, for any Computation Period ending on and after the date of a Spin-Off, the Company shall not permit the Leverage Ratio to exceed 3.00 to 1.

         7.7 Interest Coverage Ratio. The Company shall not permit the Interest Coverage Ratio for any Computation Period to be less than 3.00 to 1.0.

         7.8 Transactions with Affiliates. The Company shall not, and shall not permit any Subsidiary to, enter into any transaction with any Affiliate of the Company (other than a Subsidiary), except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company.

         7.9 Use of Proceeds. The Company shall not, and shall not permit any Subsidiary to, use any portion of the Loan or Letter of Credit proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

         7.10 Contingent Obligations. The Company shall not, and shall not permit any Subsidiary to, or create, incur, assume or suffer to exist any Contingent Obligations except:

         (a) endorsements for collection or deposit in the ordinary course of business;

         (b) Contingent Obligations which constitute Indebtedness, to the extent permitted hereunder, provided that all Contingent Obligations in respect of Swap Contracts shall arise under contracts entered into in the ordinary course of business as bona fide hedging transactions;

         (c) Contingent Obligations of the Company and its Subsidiaries existing as of the Effective Date and listed in Schedule 7.10; and

         (d) Guaranty Obligations of the Company or any Subsidiary in respect of the obligations of (i) in the case of the Company, any Subsidiary, and (ii) in the case of any Subsidiary, any Subsidiary of such Subsidiary or any other Subsidiary.

         7.11 Restricted Payments. The Company shall not, and shall not permit any Subsidiary to, prepay, redeem or repurchase (or set aside or deposit funds therefor) any Subordinated Debt. During the continuance of any Event of Default or Unmatured Event of Default (or if an Event of Default or Unmatured Event of Default would result after giving effect to any Restricted Payment), the Company shall not, and shall not permit any Subsidiary to, declare or make any Restricted Payment.

         7.12 ERISA. The Company shall not, and shall not permit any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in liability of the Company in an aggregate amount in excess of $500,000, or (b) engage in a transaction that could be subject to Section 4069 or 4212 (c) of ERISA.

         7.13 Change in Business. The Company shall not, and shall not permit any Subsidiary to, engage in any material line of business substantially different from those lines of business carried on by the Company and its Subsidiaries on the date hereof.

         7.14 Accounting Changes. The Company shall not, and shall not permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Company or of any Subsidiary, without the consent of the Required Lenders, which consent will not be unreasonably withheld.

         7.15 Restrictive Agreements. The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, enter into, incur, or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Subsidiary to (a) pay Dividends or other distributions with respect to any of its Equity Interests, (b) make any other similar payment or distribution, (c) pay any Indebtedness or other obligation owed to the Company or any other Subsidiary, (d) make loans or advances or other investments in the Company or any other Subsidiary, (e) sell, transfer or convey any of its Property to the Company or any other Subsidiary, (f) merge, consolidate with or liquidate into the Company or any other Subsidiary, or (g) incur a Guaranty Obligation in respect of any Indebtedness of the Company or any other Subsidiary; provided that the foregoing shall not apply to (a) restrictions and conditions imposed by Applicable Law or by any Loan Document, and (b) customary restrictions and conditions relating to a sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder.

         7.16 Investments. The Company shall not, and shall not permit any Subsidiary to, make any Investment other than:

         (a) Permitted Acquisitions;

         (b) Investments in Property to be used in the ordinary course of business of the Company and the Subsidiaries;

         (c) Investments consisting of current assets arising from the sale of goods and services in the ordinary course of business of the Company and the Subsidiaries;

         (d)  Investments in the ordinary  course of business of the Company and
the   Subsidiaries  in  one  or  more   Subsidiaries  or  any  corporation  that
concurrently with such Investment becomes a Subsidiary;

         (e)  Investments  existing on the  Closing  Date and listed in Schedule
7.14;

         (f) Investments in United States Governmental Securities, provided that such Investments mature within 365 days from the date of acquisition thereof;

         (g) Investments in certificates of deposit or banker's acceptances maturing within 365 days from the date of acquisition thereof issued by any Acceptable Bank;

         (h) Investments in commercial paper having, at the time of acquisition, an assigned rating of at least "A1" by S&P or "P1" by Moody's (or an equivalent rating by another credit rating agency of recognized national standing in the United States of America), provided that such commercial paper matures within 270 days from the date of acquisition thereof;

         (i) Investments in Repurchase Agreements;

         (j) Investments in any tax-exempt obligation of any State of the United States of America or municipality thereof that at the time of acquisition thereof have an assigned rating of at least "AA" by S&P or "Aa2" by Moody's (or an equivalent rating by another credit rating agency of recognized national standing in the United States of America), provided that such obligations mature within 365 days from the date of acquisition thereof;

         (k)  Investments  in  funds  whose  policies   provide  for  investment
exclusively in the type set forth in clauses (f) through (j) above;

         (l) Investments consisting of contributions by the Company to a supplementary benefit plan for executives of the Company, provided that (i) such Investments do not in the aggregate exceed $5,000,000 during any fiscal year of the Company and (ii) immediately before, and after giving effect to, each such Investment, no Unmatured Event of Default or Event of Default exists or would exist; and

         (m) Investments not otherwise included in clause (a) through (k) above, provided that the aggregate book value of all such Investments does not at any time exceed 20% of EBITDA for the period of four consecutive fiscal quarters of the Company then most recently ended.

         7.17 Subsidiary Guaranty Obligations. The Company shall not permit any Subsidiary to, create, incur, assume, suffer to exist or otherwise become or remain directly or indirectly liable with respect to any Guaranty Obligation of any Indebtedness unless such Subsidiary shall simultaneously therewith execute a Guaranty Obligation of the Obligations under which its obligations are pari passu with such other Guaranty Obligation, in form and substance satisfactory to the Required Lenders.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

         8.1 Event of Default. Any of the following shall constitute an "Event of Default":

         (a) Non-Payment. The Company fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan or L/C Obligation, or (ii) within five days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document.

         (b) Representation or Warranty. Any representation or warranty by the Company made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, any Subsidiary, or any Responsible Officer, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made.

         (c) Specific Defaults. The Company or any Subsidiary fails to perform or observe any term, covenant or agreement contained in any of Section 6.3(a), 7.1, 7.2, 7.3, 7.4, 7.5, 7.6, 7.7, 7.9, 7.10, 7.11 or 7.15.

         (d) Other Defaults. The Company or any Subsidiary fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date upon which a Responsible Officer knew or reasonably should have known of such failure or (ii) the date upon which written notice thereof is given to the Company by the Administrative Agent or any Lender.

         (e) Cross-Default. (i) The Company or any Significant Subsidiary (A) fails to make any payment in respect of any Indebtedness or Contingent Obligation having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $5,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (B) fails to perform or observe any other material condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or Administrative Agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due or to be repurchased, prepaid or redeemed (automatically or otherwise) and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Company is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Company is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Company as a result thereof is greater than $5,000,000.

         (f) Insolvency; Voluntary Proceedings. The Company or any Significant Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing.

         (g) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Company or any Significant Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company's or any Significant Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company or any Significant Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Company or any Significant Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or Administrative Agent therefor), or other similar Person for itself or a substantial portion of its property or business.

         (h) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $5,000,000;
(ii) a contribution failure shall have occurred with respect to a Pension Plan sufficient to give rise to a Lien under Section 302 (f) of ERISA; (iii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $5,000,000; or (iv) the Company or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $5,000,000.

         (i) Monetary Judgments or Settlements. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against one or more of the Company and its Significant Subsidiaries involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), as to any single or related series of transactions, incidents or conditions, of $5,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 90 days after the entry thereof, or one or more of the Company and its Significant Subsidiaries shall enter into any agreement to settle or compromise any pending or threatened litigation, as to any single or related series of claims, involving payment by one or more of the Company and its Significant Subsidiaries of $5,000,000 or more.

         (j) Non-Monetary Judgments. Any non-monetary judgment, order or decree is entered against the Company or any of its Significant Subsidiaries which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

         (k) Change of Control. Any Change of Control occurs.

         8.2 Remedies. If any Event of Default occurs, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders,

         (a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

         (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company;

         (c) require that the Company Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

         (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or Applicable Law;

provided, however, that upon the occurrence of any event specified in subsection
(f) or (g) of Section 8.1, the obligation of each Lender to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable and the obligation of the Company to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without notice or further act of the Administrative Agent or any Lender.

         8.3 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT

         9.1 Appointment and Authorization of Administrative Agent.

         (a) Each Lender hereby irrevocably (subject to Section 9.9) appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "Administrative
Agent" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         (b) The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time (and except for so long) as the Administrative Agent may agree at the request of the Required Lenders to act for the L/C Issuer with respect thereto; provided, however, that the L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent" as used in this Article IX included with L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the L/C Issuer.

         9.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through Administrative Agents, employees or attorneys-in-fact and shall be entitled to advice of counsel (including counsel to the Company) and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         9.3 Liability of Administrative Agent. None of the Administrative Agent-Related Persons shall (a) be liable to any of the Lenders for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders or Participants for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Lender or Participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

         9.4 Reliance by Administrative Agent.

         (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders and Participants. While this Agreement expressly permits or prohibits an action unless the Required Lenders otherwise determine, the Administrative Agent shall, and in all other instances, the
Administrative Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.

         (b) For purposes of determining compliance with the conditions specified in Section 4.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

         9.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Company referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Required Lenders in accordance with Article VIII; provided, however, that unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of the Lenders.

         9.6 Credit Decision. Each Lender acknowledges that none of the Administrative Agent-Related Persons has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of the Company and its Subsidiaries or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Administrative Agent-Related Person to any Lender as to any matter, including whether any Agent-Related Person has disclosed material information in its possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Lender also represents that it will, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Administrative Agent-Related Persons.

         9.7 Indemnification of Administrative Agent. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Administrative Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities (WHETHER OR NOT ARISING OUT OF THE NEGLIGENCE OF SUCH AGENT-RELATED PERSON); provided, however, that no Lender shall be liable for the payment to any Administrative Agent-Related Person of any portion of the Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive termination of the Commitment, the payment of all Obligations hereunder and the resignation or replacement of the Administrative Agent. THE FOREGOING INDEMNITY SHALL APPLY TO THE NEGLIGENCE OF THE AGENT-RELATED PERSON (BUT NOT THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE AGENT-RELATED PERSON, AS FINALLY DETERMINED IN A NON-APPEALABLE DECISION BY A COURT OF COMPETENT JURISDICTION).

         9.8 Administrative Agent in Individual Capacity. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though Bank of America were not the Administrative Agent or the L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America and any Affiliate thereof shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or the L/C Issuer and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

         9.9 Successor Administrative Agent. The Administrative Agent may, and at the request of the Required Lenders shall, resign as Administrative Agent upon 30 days' notice to the Lenders; provided that any such resignation by Bank of America shall also constitute its resignation as L/C Issuer and Swing Line Lender. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor Administrative Agent for the Lenders. If no successor Administrative Agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Company, a successor Administrative Agent from among the Lenders. Upon the acceptance of its appointment as successor Administrative Agent hereunder, such successor Administrative Agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor Administrative Agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article IX and Sections 10.4 and
10.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor Administrative Agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above.

         9.10 Foreign Lenders. Each Lender that is a "foreign corporation, partnership or trust" within the meaning of the Code (a "Foreign Lender") shall deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or after accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Person and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Person by the Company pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Person by the Company pursuant to this Agreement) or such other evidence satisfactory to the Company and the Administrative Agent that such Person is entitled to an exemption from, or reduction of, U.S. withholding tax. Thereafter and from time to time, each such Person shall (a) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Company and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Person by the Company pursuant to this Agreement, (b) promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (c) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Company make any deduction or withholding for taxes from amounts payable to such Person. If such Person fails to deliver the above forms or other documentation, then the Administrative Agent may withhold from any interest payment to such Person an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction. If any Governmental Authority asserts that the Administrative Agent did not properly withhold any tax or other amount from payments made in respect of such Person, such Person shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Lenders under this Section shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.

                                   ARTICLE X

                                  MISCELLANEOUS

         10.1 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company or any applicable Subsidiary therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Administrative Agent at the written request of the Required Lenders) and the Company and acknowledged by the Administrative Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such waiver, amendment, or consent shall, unless in writing and signed by each of the Lenders directly affected thereby and the Company and acknowledged by the Administrative Agent, do any of the following:

         (a) increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 2.6 or Section 8.2), except for any increase made in accordance with Section 2.14;

         (b) postpone any date fixed by this Agreement or any other Loan Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

         (c) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the proviso below) reduce any fees or other amounts payable hereunder or under any other Loan Document;

         (d) change the percentage specified in the definition of "Required Lenders";

         (e) change the Pro Rata Share or the Voting  Percentage  of any Lender;
or

         (f) amend this Section or any provision herein providing for consent or other action by all Lenders;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iv) the Agent Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, any Lender that has failed to fund any portion of the Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder shall not have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Pro Rata Share of such Lender may not be increased without the consent of such Lender.

         10.2 Notices and Other Communications; Facsimile Copies.

         (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address, facsimile number or (subject to subsection (c) below) electronic mail address specified for notices on Schedule 10.2; or, in the case of the Company, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to such other address as shall be designated by such party in a notice to the other parties, and in the case of any other party, to such other address as shall be designated by such party in a notice to the Company, the Administrative Agent, the L/C Issuer and the Swing Line Lender. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the intended recipient and (ii) (A) if delivered by hand or by courier, when signed for by the intended recipient; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; provided, however, that notices and other communications to the Administrative Agent, the L/C Issuer and the Swing Line Lender pursuant to Article II shall not be effective until actually received by such Person. Any notice or other communication permitted to be given, made or confirmed by telephone hereunder shall be given, made or confirmed by means of a telephone call to the intended recipient at the number specified on Schedule 10.2, it being understood and agreed that a voicemail message shall in no event be effective as a notice, communication or confirmation hereunder.

         (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to Applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

         (c) Limited Use of Electronic Mail. Electronic mail and internet and intranet websites may be used only to distribute routine communications, such as financial statements, notices of borrowings and confirmations of same and other information, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

         (d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall acting in good faith be entitled to rely and act upon any notices (including telephonic Revolving Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Company even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Company shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Company, except to the extent such losses, costs, expenses and liabilities result from the gross negligence or willful misconduct of any Agent-Related Person or, in the case of the indemnification of any Lender, such Lender. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

         10.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         10.4 Costs and Expenses. The Company shall:

         (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse the Administrative Agent and the Arranger (subject to subsection 4.1(e)) for all costs and expenses incurred by the Administrative Agent and the Arranger in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver, consent or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by the Administrative Agent with respect thereto; and

         (b) pay or reimburse the Administrative Agent and each Lender (subject to subsection 4.1(e)) for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans and L/C Obligations (including in connection with any "workout" or restructuring regarding the Loans and L/C Obligations, and including in any Insolvency Proceeding or appellate proceeding). The foregoing costs and expenses shall include all reasonable search, filing, recording charges and fees and taxes related thereto, and other reasonable out-of-pocket expenses incurred by the Administrative Agent and the reasonable cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender. The agreements in this Section shall survive the termination of the Commitments and repayment of all the other Obligations.

         10.5 Company Indemnification. WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED, The Company shall indemnify and hold the Administrative Agent-Related Persons, and each Lender and each of their respective officers, directors, employees, counsel, Administrative Agents and attorneys-in-fact (each an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans AND THE L/c OBLIGATIONS and the termination, resignation or replacement of the Administrative Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby or thereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement, the Loans OR THE lETTERS OF CREDIT or the use of ANY OF the proceeds thereof, WHETHER OR NOT ARISING OUT OF THE NEGLIGENCE OF AN INDEMNIFIED PERSON, AND whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided that (i) the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting from the gross negligence or willful misconduct of such Indemnified Person AS FINALLY DETERMINED IN A NON-APPEALABLE DECISION BY A COURT OF COMPETENT JURISDICTION (BUT, except as set forth in (ii) IMMEDIATELY
FOLLOWING, THE OBLIGATION SHALL APPLY TO THE NEGLIGENCE OF THE INDEMNIFIED PERSON) and (ii) the Company shall have no obligation hereunder to any Indemnified Person arising from a breach of this Agreement by the Administrative Agent or such Indemnified Person, which breach shall have been found BY A COURT OF COMPETENT JURISDICTION IN A FINAL, NON-APPEALABLE DECISION, to have resulted from the negligence or misconduct of the Administrative Agent or such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

         10.6 Payments Set Aside. To the extent that the Company makes a payment to the Administrative Agent or the Lenders, or the Administrative Agent or the Lenders exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee receiver, or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its pro rata share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

         10.7 Successors and Assigns.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with subsection (b) of this Section 10.7, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section 10.7 or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section 10.7 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section 10.7 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitments and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loan of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if a "Trade Date" is specified in the Assignment and Assumption, as of the Trade
Date), shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans or the Commitments assigned, (iii) any assignment must be approved by the Administrative Agent and the L/C Issuer unless the Person that is the proposed assignee is itself a Lender (whether or not the proposed assignee would also qualify as an Eligible Assignee) and (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (provided no such fee shall be required for an assignment to an Affiliate of a Lender), and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.8, 10.4, and 10.5) with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender that does not comply with this subsection (b) shall be treated as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section 10.7. Upon request, the Company (at its expense) shall execute and deliver new or replacement Notes to the assigning Lender and the assignee Lender. Any Notes so replaced shall be surrendered by the assigning Lender to the Administrative Agent (whereupon the Administrative Agent shall promptly return the same to the Company, marked "canceled").

         (c) The Administrative Agent, acting solely for this purpose as an agent of the Company, shall maintain at the Administrative Agent's Payment Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Company, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Any Lender may, without the consent of, or notice to, the Company or the Administrative Agent, sell participations to any Person (other than (i) H&R Block, Inc., (ii) a natural Person, (iii) the Company or (iv) any of the Company's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or the Loans, including such Lender's participations in L/C Obligations and/or Swing Line Loans, owing to
it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Company, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification that would (i) postpone any date upon which any payment of money is scheduled to be paid to such Participant or (ii) reduce the principal, interest, fees or other amounts payable to such Participant. Subject to subsection (e) of this Section, the Company agrees that each Participant shall be entitled to the benefits of Sections 3.1, 3.3 and 3.4 to but only to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection
(b) of this Section (and without duplication of any amounts payable to any Lender). To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 10.9 as though it were a Lender, provided such Participant agrees to be subject to Section 9.10 as though it were a Lender.

         (e) A Participant shall not be entitled to receive any greater payment under Section 3.1 or 3.3 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.1 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Company, to comply with Section 9.10 as though it were a Lender.

         (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, without the requirement for notice to or consent of any Person or the payment of any fee; provided that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (g) As used herein, the following terms have the following meanings:

                  "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by the Administrative Agent, in the case of any assignment of a Revolving Loan, the L/C Issuer, the Swing Line Lender and, unless (x) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivative transaction unrelated to this Agreement or (y) an Event of Default has occurred and is continuing, the Company (each such approval not to be unreasonably withheld or delayed); provided, however, neither the Company nor any of its Affiliates or Subsidiaries shall qualify as an Eligible Assignee.

                  "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         (h) Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to subsection (b) above, Bank of America may, (i) upon 30 days' notice to the Company and the Lenders, resign as L/C Issuer and/or (ii) upon five Business Days' notice to the Company, terminate the Swing Line. In the event of any such resignation as L/C Issuer or termination of the Swing Line, the Company shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Company to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or the termination of the Swing Line, as the case may be. Bank of America shall retain all the rights and obligations of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund participations in Unreimbursed Amounts pursuant to Section 2.3(c)). If Bank of America terminates the Swing Line, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such termination, including the right to require the Lenders to make Base Rate Loans or fund participations in outstanding Swing Line Loans pursuant to Section 2.4(c).

         10.8 Confidentiality. Each Lender agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any Subsidiary, or by the Administrative Agent on the Company's or such Subsidiary's behalf, under this Agreement or any other Loan Document, and neither such Lender nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by such Lender, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company or any Subsidiary known to such Lender; provided, however, that any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which such Lender is subject or in connection with an examination of such Lender by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any Litigation to which the Administrative Agent or any Lender or any of their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Lender's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, or to any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Company, provided that, in each case, such Person agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder;
(H) as to any Lender or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party or is deemed party with such Lender or such Affiliate; (I) to its Affiliates; (J) with the written consent of the Company, and (K) only to the extent required, to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates.

         10.9 Set-off. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists, or the Loans or L/C Obligations have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the Company against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Company and the Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

         10.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the Highest Lawful Rate. If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Highest Lawful Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Company. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Highest Lawful Rate, such Person may, to the extent permitted by Applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations.

         10.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

         10.12 Integration. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

         10.13 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Unmatured Event of Default or Event of Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

         10.14 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or such instrument or agreement.

         10.15 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Lenders, the Administrative Agent and the Administrative Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any other Loan Document.

         10.16 Removal and Replacement of Lenders.

         (a) Under any circumstances set forth herein providing that the Company shall have the right to remove or replace a Lender as a party to this Agreement, the Company may, upon notice to such Lender and the Administrative Agent, (i) remove such Lender by terminating such Lender's Commitments or (ii) replace such Lender by causing such Lender to assign its Commitments (without payment of any assignment fee) pursuant to Section 10.7(b) to one or more other Lenders or Eligible Assignees procured by the Company; provided, however, that if the Company elects to exercise such right with respect to any Lender pursuant to
Section 3.7, it shall be obligated to remove or replace, as the case may be, all Lenders that have made similar requests for compensation pursuant to Section 3.3 or 3.4. The Company shall (x) pay in full all principal, interest, fees and other amounts owing to such Lender through the date of termination or assignment (including any amounts payable pursuant to Section 3.4), (y) provide appropriate assurances and indemnities (which may include letters of credit) to the L/C Issuer and the Swing Line Lender as each may reasonably require with respect to any continuing obligation to purchase participation interests in any L/C Obligations or any Swing Line Loans then outstanding, and (z) release such Lender from its obligations under the Loan Documents. Any Lender being replaced shall (i) execute and deliver an Assignment and Assumption with respect to such Lender's Commitments and outstanding Credit Extensions and (ii) return to the Administrative Agent any Notes held by it (whereupon the Administrative Agent shall promptly return the same to the Company, marked "canceled"). The Administrative Agent shall distribute an amended Schedule 2.1 which shall be deemed incorporated into this Agreement, to reflect changes in the identities of the Lenders and adjustments of their respective Commitments and/or Pro Rata Shares resulting from any such removal or replacement.

         (b) In order to make all the Lenders' interests in any outstanding Credit Extensions ratable in accordance with any revised Pro Rata Shares after giving effect to the removal or replacement of a Lender, the Company shall pay or prepay, if necessary, on the effective date thereof, all outstanding Loans of all Lenders, together with any amounts due under Section 3.4. The Company may then request Loans from the Lenders in accordance with their revised Pro Rata Shares. The Company may net any payments required hereunder against any funds being provided by any Lender or Eligible Assignee replacing a terminating Lender. The effect for purposes of this Agreement shall be the same as if separate transfers of funds had been made with respect thereto.

         (c) This section shall supersede any provision in Section 10.1 to the contrary.

         10.17 Exceptions to Covenants. Neither the Company nor any Subsidiary shall be deemed to be permitted to take any action or fail to take any action which is permitted as an exception to any of the covenants contained herein or which is within the permissible limits of any of the covenants contained herein if such action or omission would result in the breach of any other covenant contained herein.

         10.18 Governing Law and Jurisdiction.

         (a) THIS AGREEMENT AND ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         (b) The parties hereto agree that Chapter 346 (other than 346.004) of the Texas Finance Code (which regulates certain revolving credit accounts and revolving tri-party accounts) shall not apply to Loans and L/C Obligations under this Agreement.

         (c) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF TEXAS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE ADMINISTRATIVE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH OF THE COMPANY, THE ADMINISTRATIVE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE ADMINISTRATIVE AGENT AND THE LENDERS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY TEXAS LAW.

         10.19 Waiver of Jury Trial. THE COMPANY, THE LENDERS AND THE ADMINISTRATIVE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY ADMINISTRATIVE AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE LENDERS AND THE ADMINISTRATIVE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENT, RENEWAL, SUPPLEMENT OR MODIFICATION TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         10.20 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

--------------------------------------------------------------------------------
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
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


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                      LEE ENTERPRISES, INCORPORATED

                      By:
                          -------------------------------------------
                      Name:
                            -----------------------------------------
                            -----------------------------------------

                      Title:
                             ----------------------------------------


                      BANK OF AMERICA, N.A.,  as Administrative Agent

                      By:
                          ------------------------------------------
                      Name:
                            ----------------------------------------
                            ----------------------------------------
                      Title:
                             ---------------------------------------

                      BANK OF AMERICA, N.A., as a Lender

                      By:
                          ------------------------------------------
                      Name:
                            ----------------------------------------
                            ----------------------------------------
                      Title:
                             ---------------------------------------


                      U.S. Bank National Association, as a Lender

                      By:
                          ------------------------------------------
                      Name:
                            ----------------------------------------
                            ----------------------------------------
                      Title:
                             ---------------------------------------

                      SunTrust Bank, as a Lender

                      By:
                          ------------------------------------------
                      Name:
                            ----------------------------------------
                            ----------------------------------------
                      Title:
                             ---------------------------------------

                      Fleet National Bank, as a Lender

                      By:
                          ------------------------------------------
                      Name:
                            ----------------------------------------
                            ----------------------------------------
                      Title:
                             ---------------------------------------

                      Wells Fargo Bank Iowa, N.A., as a Lender

                      By:
                          -----------------------------------------
                      Name:
                            ---------------------------------------
                            ---------------------------------------
                      Title:
                            ---------------------------------------

                      THE Bank of New York, as a Lender

                      By:
                          ------------------------------------------
                      Name:
                            ----------------------------------------
                            ----------------------------------------
                      Title:
                             ---------------------------------------

                      Union Bank of California, N.A., as a Lender


                      By:
                          ------------------------------------------
                      Name:
                            ----------------------------------------
                            ----------------------------------------
                      Title:
                             ---------------------------------------

                      The Norinchukin Bank, New York Branch, as a Lender

                      By:
                          ------------------------------------------
                      Name:
                            ----------------------------------------
                            ----------------------------------------
                      Title:
                             ---------------------------------------

                      The Northern Trust Company, as a Lender

                      By:
                          ------------------------------------------
                      Name:
                            ----------------------------------------
                            ----------------------------------------
                      Title:
                             ---------------------------------------


                      PB Capital Corporation, as a Lender

                      By:
                          -------------------------------------------
                      Name:
                            -----------------------------------------
                            -----------------------------------------
                      Title:
                             ----------------------------------------

                      Bank of Tokyo-Mitsubishi Ltd., Chicago Branch, as a Lender

                      By:
                           -------------------------------------------
                      Name:
                            ------------------------------------------
                            ------------------------------------------
                      Title:
                             -----------------------------------------

                                  SCHEDULE 1.1

                                PRICING SCHEDULE

         The Applicable Margin and Commitment Fee Rate shall be determined based on the applicable Cash Flow Leverage Ratio as set forth below.

================================================================================================================
                                                                         Applicable Margin for
                                                                              Eurodollar              Commitment
                           Leverage Ratio                                     Rate Loans               Fee Rate
----------------------------------------------------------------------------------------------------------------
Less than 1.75 to 1                                                             1.000%                  0.100%
Equal to or greater than 1.75 to 1 but less than 2.25 to 1                      1.125%                  0.125%
Equal to or greater than 2.25 to 1 but less than 2.75 to 1                      1.250%                  0.150%
Equal to or greater than 2.75 to 1 but less than 3.25 to 1                      1.375%                  0.175%
Equal to or greater than 3.25 to 1                                              1.500%                  2.000%
================================================================================================================

         The Applicable Margin for Eurodollar Rate Loans initially shall be 1.250%, and the Commitment Fee Rate initially shall be 0.150%. Each of the foregoing shall be adjusted, to the extent applicable, 60 days (or, in the case of the last fiscal quarter of any fiscal year, 120 days) after the end of each fiscal quarter based on the Leverage Ratio as of the last day of such fiscal quarter; provided that if the Company fails to deliver the financial statements required by Section 6.1 and the related Compliance Certificate by the 60th day (or, if applicable, the 120th day) after any fiscal quarter, the Applicable Margin and Commitment Fee Rate that would apply if the Leverage Ratio were equal to or greater than 3.25 to 1 shall apply until such financial statements are delivered.

                                  SCHEDULE 2.1

                                   COMMITMENTS
                               AND PRO RATA SHARES

Lender                                              Commitment              Pro Rata Share
------------------------------------------------------------------------------------------
Bank of America, N.A ...........................   $ 40,000,000              11.428571429%
U.S. Bank National Association .................   $ 40,000,000              11.428571429%
SunTrust Bank ..................................   $ 40,000,000              11.428571429%
Fleet National Bank ............................   $ 35,000,000              10.000000000%
Wells Fargo Bank Iowa, N.A .....................   $ 35,000,000              10.000000000%
The Bank of New York ...........................   $ 35,000,000              10.000000000%
Union Bank of California, N.A ..................   $ 25,000,000               7.142857143%
The Norinchukin Bank, New York Branch ..........   $ 25,000,000               7.142857143%
The Northern Trust Company .....................   $ 25,000,000               7.142857143%
PB Capital Corporation .........................   $ 25,000,000               7.142857143%
Bank of Tokyo-Mitsubishi Ltd., Chicago Branch ..   $ 25,000,000               7.142857143%

                                     TOTAL .....   $350,000,000             100.000000000%



                                  SCHEDULE 5.5

                                   LITIGATION

None.










                                  SCHEDULE 5.7

                                      ERISA

         If the HPI  Acquisition  closes,  the Company will  participate  in one
Pension Plan, the CAW/IT Negotiated Pension Plan (the "CAW Plan") under the terms of the collective bargaining agreement (the "Collective Bargaining
Agreement") between HPI and Pacific Northwest  Newspapers Guild,  Communications
Workers  of  America,  AFL-CIO,  Local  37082 (the  "Union").  The CAW Plan is a
Multiemployer Plan and currently covers 3 active employees of HPI. Currently, the Company does not have financial information with respect to the CAW Plan.
The Collective Bargaining Agreement requires the Union to hold HPI harmless against any unfunded or withdrawal liability related to the CAW Plan, known or unknown, asserted or unasserted, present or future.




                                  SCHEDULE 5.11

                              EXISTING INDEBTEDNESS



$46,400,000        6.14%      Series A         Senior Notes    Due 2005
$25,000,000        6.23%      Series B         Senior Notes    Due 2004
$62,000,000        6.47%      Series C         Senior Notes    Due 2010
$40,000,000        6.64%      Series D         Senior Notes    Due 2013







                                  SCHEDULE 5.12

                              ENVIRONMENTAL MATTERS

         1. See Disclosure regarding Ottumwa Sump Liability in Schedule 7.10.

         2. Upon the closing of the HPI Acquisition, the Company will assume the following Environmental Liability: The Daily News (Longview, Washington) real estate ("Daily News Property") being acquired as part of the HPI Acquisition is currently undergoing active remediation for petroleum contamination resulting from the removal in 1988 of two leaking underground storage tanks, one removed from the Daily News Property and one removed from an adjacent property.

         HPI has installed an air sparging system to treat TPH-G contaminated soil and groundwater on the Daily News Property and the remediation will continue after the closing of the HPI Acquisition. HPI's estimated cost of completing the remediation is $10-$15,000, and HPI's environmental consultants estimate the cost of future investigation and monitoring necessary to obtain a No Further Remediation Letter for the Daily News Property will be an additional
$10-15,000.

         HPI has received a notice from the adjacent property owner asserting a claim that HPI is responsible for remediating the soil and groundwater contamination released from the leaking underground storage tank that was removed from the adjacent property. Responsibility for the "off-site" tank is disputed, as factual issues regarding the ownership of the leaking underground storage tank at the time of removal are undetermined. However, the active remediation of the Daily News property described above will remediate some of the contamination on the adjacent property, and the system could be expanded or relocated to address the additional contamination on the adjacent without a Material Adverse Effect upon the Company.




                                  SCHEDULE 5.16

                   LIST OF SUBSIDIARIES AND EQUITY INVESTMENTS
5033:
(a)  Subsidiaries
     ------------                                                                            Percentage of
                                                                                           Voting Securities
Name                                              State of Incorporation                        Owned
------------------------------------------------------------------------------------------------------------
Lee Technical Systems, Inc. (inactive)                    Iowa                                   100%
Lee Consolidated Holdings Co.                             South Dakota                           100%
Accudata, Inc.                                            Iowa                                   100%
Target Marketing Systems, Inc.                            Iowa                                   100%
Journal-Star Printing Co.                                 Nebraska                               100%
K. Falls Basin Publishing, Inc. (inactive)                Oregon                                 100%
Davill Inc. (inactive)                                    Washington                             100%
Nickel of Medford, Inc.                                   Oregon                                 100%
Howard Publications, Inc.                                 Delaware                               100%
(assuming the HPI Acquisition closes)

a(i)  Other Subsidiaries

1.   Wholly-Owned Subsidiaries of HPI (assuming the HPI Acquisition closes)
     o   Auburn Publishers, Inc.                          New York                               100%
     o   Corning Publishers, Inc.                         New York                               100%
     o   Cumberland Publishers, Inc.                      Pennsylvania                           100%
     o   Glens Falls Newspapers, Inc.                     New York                               100%
     o   Journal Standard, Inc.                           Illinois                               100%
     o   Magic Valley Newspapers, Inc.                    Idaho                                  100%
     o   Maysville Newspapers, Inc.                       Kentucky                               100%
     o   Mid-Illinois Newspapers, Inc.                    Illinois                               100%
     o   Northwest Indiana Newspapers, Inc.               Indiana                                100%
     o   South Coast Newspapers, Inc.                     Delaware                               100%
     o   Sunbelt Newspapers, Inc.                         South Carolina                         100%
     o   Waterloo Courier, Inc.                           Iowa                                   100%

2.  Wholly-Owned Subsidiaries of Waterloo Courier, Inc. (assuming the HPI Acquisition closes)
    o    The Home Towner, Inc.                            Iowa                                   100%

3.  Wholly-Owned Subsidiaries of Lee Consolidated Holdings Co.
    o    LINT Co.                                         South Dakota                           100%
    o    New Mexico Broadcasting Co.                      New Mexico                             100%

4.  INN Partners, L.C., an Iowa limited liability company
    o    Accudata, Inc. owns 81% of the membership interests
    o    19% of the membership interests are owned, in varying percentages, by individual investors

5.  KMAZ, L.P., a Texas limited partnership
    o    Sole General Partner is New Mexico Broadcasting Co. and owns 1% partnership interest
    o    Sole Limited Partner is Lee Consolidated Holdings Co. and owns 99% partnership interest

(b)   Equity Investments

The Company owns 50% of the capital stock of Madison Newspapers, Inc. ("MNI") and 17% of the nonvoting common stock of The Capital Times Company. The Capital
Times Company owns the remaining 50% of the capital stock of MNI.

Central Wisconsin Newspapers, Inc. is a wholly-owned subsidiary of MNI.

HPI owns 50% of the capital stock of Sioux City Newspapers, Inc. ("Sioux City").
The Hagadone  Corporation  owns the  remaining 50% of the capital stock of Sioux
City.

                                  SCHEDULE 7.2

                                 PERMITTED LIENS

None.

                                  SCHEDULE 7.10

                             CONTINGENT OBLIGATIONS

         1. Under the terms of the Stock Purchase Agreement between the Company and Polyfibron Technologies ("Polyfibron"), dated January 3, 1997, under which the Company sold to Polyfibron all of the outstanding capital stock of NAAP Systems, Inc. ("NAAP") (all of which was indirectly owned by the Company), the Company, under terms of indemnity therein, retained responsibility for any off-site environmental liabilities in excess of $1,000,000, but only for the first $500,000 in excess of $1,000,000. The $500,000 potential liability of the Company is inclusive of all claims, liabilities, losses, damages, deficiencies, assessments, judgments, remediations and costs or expenses (including reasonable attorneys' consultants' and experts' fees and expenses but excluding consequential losses and damages).

         On October 14, 1998 the United States Environmental Protection Agency ("USEPA") notified the Company that it was remediating the Casmalia Disposal Site located in Santa Barbara County, California, formerly known as a waste generator on one or more manifests for hazardous wastes sent to the Casmalia Disposal Site. The Notice was tendered to Polyfibron and NAPP and Polyfibron/NAPP negotiated a de minimus settlement of all liability relating to the site for $68,000.

         2. Under the Asset Exchange Agreement dated August 26, 1999 between the Company and Liberty Group Publishing, Inc. ("Liberty") providing for inter alia, the Company's transfer of the real estate used by the Ottumwa Courier, Ottumwa, Iowa, to Liberty, the Company agreed to retain responsibility for environmental liabilities or costs arising from any release of hazardous materials from sumps located in the basement of the Ottumwa Courier property prior to the transfer.

         Liberty has made a demand requesting the Company indemnify Liberty for the costs of remediating arsenic, cadmium, chromium and lead contamination identified on the Ottumwa Courier property during testing performed in connection with a subsequent transfer of the property. The Company has agreed to assume the lead role in investigating and remediating the environmental conditions unless further investigation indicates that the source of the contamination is not included in the Company's indemnification obligation.

         It is premature to estimate the scope of contamination or the Company's potential liability. The cost of initial evaluation proposed by the Company's environmental consultants is ($13,334).

         3. Subject to insured stop loss limitations, there may be unknown claims incurred in the ordinary course of the Company's business, but not reported to the Company, that exceed the recorded reserves on the Company's financial statements for the Company's medical and dental Plans.

                                  SCHEDULE 10.2

                    EURODOLLAR AND DOMESTIC LENDING OFFICES,
                              ADDRESSES FOR NOTICES


LEE ENTERPRISES, INC.
Lee Enterprises, Inc.
____________________________________________
____________________________________________
Attention: _________________________________
Telephone:        __________________________
Facsimile:        __________________________
Electronic Mail:  __________________________

With a copy to:
____________________________________________
____________________________________________
Attention:  ________________________________
Facsimile:        __________________________

BANK OF AMERICA, N.A.

Administrative Agent's Office and Bank of America's Lending Office (for payments and Requests for Credit Extensions):

Bank of America, N.A.
901 Main Street
Dallas, Texas 75202

Primary Contact:  Steven Renwick
                  Principal
Telephone:        214-209-1867
Facsimile:        214-209-9390
Electronic Mail:  steven.p.renwick@bankofamerica.com
Account No.:      3750836479
Ref:              Lee Enterprises, Inc.
ABA#:             111-000-012
Attn:             Credit Service

L/C Issuer:
----------
Bank of America, N.A.
______________________________________________
______________________________________________
Attention:        ____________________________

Telephone:        ____________________________
Facsimile:        ____________________________
Electronic Mail:  _________________@bankofamerica.com

Other Notices as Administrative Agent:

Bank of America, N.A.
1850 Gateway Boulevard
Concord, Ca 94520

Primary Contact:  Marc Avery Dewelt
                  ---------------------------
Telephone:                 (925) 675-8445
Facsimile:                 (888) 969-2449
Electronic Mail:           ______________@bankofamerica.com

Other Notices as a Lender:

Bank of America, N.A.
901 Main Street
Mail Code:  ___________________________________
Dallas, Texas 75202
Attention:        _____________________________

Telephone:                 ____________________
Facsimile:                 ____________________
Electronic Mail:           _______________@bankofamerica.com

WELLS FARGO BANK IOWA, N.A.

Lending Office:

Wells Fargo Bank Iowa, N.A.
203 W. 3rd Street
Davenport, Iowa 52801-1977

Attn:                      Jim Hilgenberg
                           Vice President

Telephone:                 563-383-3312
Facsimile:                 563-383-3345
Electronic Mail:           jim.hilgenberg@wellsfargo.com

Account No.:      0296950720
Ref:              Lee Enterprises Obligor #4506408161
ABA#:             121-000-248
Attn:             Tanya Ivie 303-863-6102

Operations/Administrative:
-------------------------

Wells Fargo Bank Iowa, N.A.
203 W. 3rd Street
Davenport, Iowa 52801-1977

Attn:                      Debbie Jacobs
                           Relationship Associate

Telephone:                 563-383-3610
Facsimile:                 563-383-3345
Electronic Mail:           debbie.jacobs@wellsfargo.com

FLEET NATIONAL BANK

Lending Office:

Fleet National Bank
100 Federal St.
Boston, Massachusetts 02110

Attn:                      Andre Paquette
                           Senior Associate

Telephone:                 617-434-9551
Facsimile:                 617-434-8426
Electronic Mail:           andre_j_paquette@fleet.com

Account No.:      1510351-66156 CLS Wire Clearing Acct.
Ref:              ___________________
ABA#:             011 000138
Attn:             Janis McWhirk

Operations/Administrative:
-------------------------

Fleet National Bank
100 Federal St.
Boston, Massachusetts 02110

Attn:                      Janis McWhirk
                           Loan Administrator

Telephone:                 617-434-5462
Facsimile:                 617-434-8277
Electronic Mail:           janis_mcwhirk@fleet.com

SUNTRUST BANK

Lending Office:

SunTrust Bank
919 E. Main St.
Richmond, Virginia 23219

Attn:                      Thomas C. Palmer
                           Managing Director

Telephone:                 804-782-5833
Facsimile:                 804-782-7548
Electronic Mail:           tom.c.palmer@suntrust.com

Account No.:      9443129900    Commercial Loans in Process
Ref:              Lee Enterprises

ABA#:             051000020
Attn:             CCS Monetary

Operations/Administrative:
-------------------------

SunTrust Bank
919 E. Main St.
Richmond, Virginia 23219

Attn:                      Violet Carraway
                           Officer

Telephone:                 804-319-1735
Facsimile:                 804-319-1736

U.S. BANK NATIONAL ASSOCIATION

Lending Office:

U.S. Bank National Association
7th & Washington
St. Louis, MO 63101

Attn:                      Michael Homeyer
                           Vice President

Telephone:                 314-418-8129
Facsimile:                 314-418-8292
Electronic Mail:           michael.homeyer@usbank.com

Account No.:      3811005184
Ref:              Lee Enterprises

ABA#:             081000210
Attn:             Commercial Exceptions

Operations/Administrative:
-------------------------

U.S. Bank National Association
400 City Center
Oshkosh, Wisconsin 54901

Attn:                      Connie Sweeney
                           Operations Lead

Telephone:                 920-237-7604
Facsimile:                 920-237-7993
Electronic Mail:           connie.sweeny@usbank.com

THE NORINCHUKIN BANK, NEW YORK BRANCH

Lending Office:

The Norinchukin Bank, New York Branch
245 Park Avenue
New York, New York 10187

Attn:                      _____________________
                           _____________________

Telephone:                 _____________________
Facsimile:                 _____________________
Electronic Mail:           _____________________

Account No.:      ____________________
Ref:              ____________________
ABA#:             ____________________
Attn:             ____________________

Operations/Administrative:
-------------------------

The Norinchukin Bank, New York Branch
245 Park Avenue
New York, New York 10187

Attn:                      _____________________
                           _____________________

Telephone:                 _____________________
Facsimile:                 _____________________
Electronic Mail:           _____________________


PB CAPITAL CORPORATION

Lending Office:

PB Capital Corporation
590 Madison Ave.
New York, New York 10022

Attn:                      Thomas Dearth
                           Associate, Portfolio Management

Telephone:                 212-756-5680
Facsimile:                 212-756-5536
Electronic Mail:           tdearth@pb-us.com

Account No.:      890-0398-935
Ref:              Lee Enterprises
ABA#:             021-000-018
Attn:             Farah Thoubboron  212-756-5545

Operations/Administrative:
-------------------------

PB Capital Corporation
590 Madison Ave.
New York, New York 10022

Attn:                      Farah Thoubboron

Telephone:                 212-756-5545
Facsimile:                 212-756-5536
Electronic Mail:           fthoubboron@pb-us.com

THE NORTHERN TRUST COMPANY

Lending Office:

The Northern Trust Company
50 S. Lasalle St.
Chicago, Illinois 60675

Attn:                      Mark Taylor
                           Vice President

Telephone:                 312-557-7626
Facsimile:                 312-444-7028
Electronic Mail:           met6@ntrs.com

Account No.:      5186401000  Commercial Loans Incoming Wires
Ref:              Lee Enterprises

ABA#:             071000152
Attn:             __________________

Operations/Administrative:
-------------------------

The Northern Trust Company
50 S. Lasalle St. C-SN
Chicago, Illinois 60675

Attn:                      Carmen Isbell
                           Loan Representative

Telephone:                 312-557-1725
Facsimile:                 312-630-1566
Electronic Mail:           met6@ntrs.com


UNION BANK OF CALIFORNIA

Lending Office:

Union Bank of California, N.A.
445 S. Figueroa Street, 16th Floor
Los Angeles, CA 90071

Attn:                      Lena Bryant

Telephone:                 213-236-7535
Facsimile:                 213-236-5276
Electronic Mail:           ________________

Attn:                      Richard Vian

Telephone:                 213-236-6515
Facsimile:                 213-236-5276
Electronic Mail:           ___________________


Account No.:      070-196431  Wire Transfer Clearing
Ref:              Lee Enterprises

ABA#:             122-000-496
Attn:             Commercial Loan Operations

Operations/Throughout Closing

Union Bank of California, N.A.
601 Potrero Grande, 1st Floor
Monterey Park, CA 91775

Attn:                      Hisako Sakamoto

Telephone:                 323-278-6181
Facsimile:                 323-278-6173

Operations/Administrative after the Closing:
-------------------------------------------

Union Bank of California, N.A.
601 Potrero Grande, 1st Floor
Monterey Park, CA 91775

Attn:                      Shirley Davis

Telephone:                 323-720-2870
Facsimile:                 323-720-2252/51


BANK OF TOKYO-MITSUBISHI LTD., CHICAGO BRANCH

Lending Office:

Bank of Tokyo-Mitsubishi Ltd., Chicago Branch
227 W. Monroe St.
Suite 2300
Chicago, Illinois 60613

Attn:                      Wayne Yamanaka
                           Vice President

Telephone:                 312-696-4664
Facsimile:                 312-696-4535
Electronic Mail:           wyamanaka@btmna.com

Account No.:      1525720230
Ref:              _________________
ABA#:             071002341
Attn:             Loan Administration

Operations/Administrative:
-------------------------

Bank of Tokyo-Mitsubishi Ltd., Chicago Branch
227 W. Monroe St.
Suite 2300
Chicago, Illinois 60613

Attn:                      Janice Hennig
                           Vice President

Telephone:                 312-696-4710
Facsimile:                 312-696-4532
Electronic Mail:           jhennig@btmna.com

THE BANK OF NEW YORK

Lending Office:

______________________
______________________

Attn:                      ________________
                           ________________

Telephone:                 ________________
Facsimile:                 ________________
Electronic Mail:           ________________

Account No.:      __________________
Ref:              __________________
ABA#:             __________________
Attn:             __________________

Operations/Administrative:
-------------------------
____________________________________
____________________________________
____________________________________

Attn:                      ________________

Telephone:                 ________________
Facsimile:                 ________________
Electronic Mail:           ________________

EXHIBIT A
                          FORM OF REVOLVING LOAN NOTICE

                                                       Date:  ___________, _____

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement, dated as of March 28, 2002 (as amended, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Lee Enterprises, Inc. (the "Company"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The undersigned hereby requests (select one):

         __  A Revolving Borrowing of Revolving Loans

         __  A conversion or continuation of Revolving Loans

         1.  On     (a Business Day).
                ----

         2.  In the amount of $       .
                               --------

         3.  Comprised of        .
                         --------
             [Type of Revolving Loan requested]

         4.  For Eurodollar Rate Loans:  with an Interest Period of      months.
                                                                    ----

         [The Revolving Borrowing requested herein complies with the proviso to the first sentence of Section 2.1 of the Agreement.]

                                        LEE ENTERPRISES, INC.

                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------

                                                                       Exhibit B


                         FORM OF swing line loan NOTICE

                                                             Date:  _____, _____

To:      Bank of America, N.A., as Swing Line Lender
         Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement, dated as of March 28, 2002 (as amended, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Lee Enterprises, Inc. (the "Company"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The undersigned hereby requests a Swing Line Loan:

         1.       On        (a Business Day).
                     ------

         2.       In the amount of $        .
                                    --------

         The  Swing  Line   Borrowing   requested   herein   complies  with  the
requirements of the first proviso to the first sentence of Section 2.4(a) of the Agreement.

                                              LEE ENTERPRISES, INC.

                                              By:
                                                  ------------------------------

                                              Name:
                                                    ----------------------------

                                              Title:
                                                     ---------------------------

                                                                       Exhibit C


                         FORM OF COMPLIANCE CERTIFICATE

                                          Financial Statement Date:_____________

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement, dated as of March 28, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Lee Enterprises, Incorporated (the "Company"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

         The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company, and that:

  [Use following for fiscal year-end financial statements]

         1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.1(a) of the Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent public accountant required by such section.

[Use following for fiscal quarter-end financial statements]

         1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.1(b) of the Agreement for the fiscal quarter of the Company ended as of the above date. Such financial statements fairly present the financial condition and results of operations of the Company and the Subsidiaries in accordance with GAAP as at such date and for such period, subject to ordinary, good faith year-end audit adjustments.

         2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.

         3. A review of the activities of the Company during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Company performed and observed all its Obligations under the Loan Documents, and

                                  [select one:]

[to the best knowledge of the undersigned during such fiscal period, the Company performed and observed each covenant and condition of the Loan Documents applicable to it.]

--or--

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default or Event of Default and its nature and status:]

         4.  The  financial  covenant  analyses  and  information  set  forth on
Schedule 2 attached hereto are true and accurate on and as of ___________ the date of this Certificate.


         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of, ________________, ___.


                                    LEE ENTERPRISES INCORPORATED

                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

        For the Quarter/Year ended ___________________("Statement Date")


                                   SCHEDULE 2
                          to the Compliance Certificate

Spreadsheet to be provided quarterly by the Company illustrating calculations of the following covenants and limitations, in form and substance satisfactory to Administrative Agent:

1. Leverage Ratio - for determination of Applicable Margin and compliance with
   Section 7.6.

2. Section 7.7 - Interest Coverage Ratio.

3. Section 7.2 - Limitation on Liens.

         (g) - Limitation on Liens arising in connection with court  proceedings
         (i) - Limitation on Liens securing Indebtedness and other obligations

4. Section 7.3 - Sale of Assets.

         (a)(iii) - Net Proceeds Recapture Amount
         (a)       - Total Property Transferred to Subsidiaries

5. Section 7.5 - Limitation on Subsidiary Debt.

6. Section 7.16 - Investments.

         (l) - Limitation on contributions to supplementary benefit plan for executives
         (m) - Limitation on other Investments

                                                                    Exhibit D- 1



                 Form of legal opinion of counsel to the company

                               [to be provided]

                                                                    Exhibit F- 1


                           FORM OF REVOLVING LOAN NOTE

$                                                        _______________________
 ----------------------------------

         FOR  VALUE  RECEIVED,   LEE  ENTERPRISES,   INCORPORATED,   a  Delaware
corporation (the "Company"), hereby promises to pay to the order of ___________________________ (the "Lender"), on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of __________________Dollars ($____________), or such lesser principal amount of Revolving Loans (as defined in such Credit Agreement) due and payable by the Company to the Lender on the Maturity Date under that certain Credit Agreement, dated as of __________________, 2002 (as amended, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Company, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The Company promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates, and at such times as are specified in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent's Payment Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

         This Note is one of the Revolving Loan Notes referred to in the Agreement, is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Revolving Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Revolving Loans and payments with respect thereto.

         The Company, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, intent to accelerate, acceleration, dishonor and non-payment of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

                                              LEE ENTERPRISES, INCORPORATED

                                              By:
                                                  ------------------------------

                                              Name:
                                                    ----------------------------

                                              Title:
                                                     ---------------------------

                REVOLVING LOANS AND PAYMENTS WITH RESPECT THERETO

                                                                 Amount of     Outstanding
                                                               Principal or     Principal
               Type of Loan   Amount of Loan  End of Interest  Interest Paid   Balance This
    Date          Made             Made           Period         This Date         Date       Notation Made By
----------- ----------------- --------------  ---------------  --------------  -------------  ----------------


----------- ----------------- --------------  ---------------  --------------  -------------  ----------------

----------- ----------------- --------------  ---------------  --------------  -------------  ----------------

----------- ----------------- --------------  ---------------  --------------  -------------  ----------------

----------- ----------------- --------------  ---------------  --------------  -------------  ----------------

----------- ----------------- --------------  ---------------  --------------  -------------  ----------------

----------- ----------------- --------------  ---------------  --------------  -------------  ----------------

----------- ----------------- --------------  ---------------  --------------  -------------  ----------------

----------- ----------------- --------------  ---------------  --------------  -------------  ----------------

----------- ----------------- --------------  ---------------  --------------  -------------  ----------------

----------- ----------------- --------------  ---------------  --------------  -------------  ----------------

----------- ----------------- --------------  ---------------  --------------  -------------  ----------------

                                                                   Exhibit G - 1


                             FORM OF SWING LINE NOTE

$----------------

         FOR VALUE RECEIVED, LEE ENTERPRISES, INCORPORATED, a Delaware corporation (the "Company"), hereby promises to pay to the order of BANK OF AMERICA, N.A. ("Swing Line Lender"), on the date when due in accordance with the Credit Agreement referred to below, the aggregate unpaid principal amount of each Swing Line Loan from time to time made by the Swing Line Lender to the Company under that certain Credit Agreement, dated as of ____________, 2002 (as amended, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Company, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The Company promises to pay interest on the unpaid principal amount of each Swing Line Loan from the date of such Swing Line Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.

         All payments of principal and interest shall be made to the Swing Line Lender in Dollars in immediately available funds at its Lending Office.

         If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

         This Note is the Swing Line Note referred to in the Agreement, is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. This Note is also entitled to the benefits of the Guaranty. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Swing Line Loans made by the Swing Line Lender shall be evidenced by one or more loan accounts or records maintained by Swing Line Lender in the ordinary course of business. The Swing Line Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of the Swing Line Loans and payments with respect thereto.

         The Company, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, intent to accelerate, acceleration, dishonor and non-payment of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

                                                  LEE ENTERPRISES, INCORPORATED

                                                  By:
                                                      --------------------------

                                                  Name:
                                                        ------------------------

                                                  Title:
                                                         -----------------------

               SWING LINE LOANS AND PAYMENTS with respect thereto

                                 Amount of Principal or  Outstanding Principal
   Date    Amount of Loan Made  Interest Paid This Date    Balance This Date    Notation Made By
---------- -------------------- ------------------------ ---------------------  ----------------

---------- -------------------- ------------------------ ---------------------  ----------------

---------- -------------------- ------------------------ ---------------------  ----------------

---------- -------------------- ------------------------ ---------------------  ----------------

---------- -------------------- ------------------------ ---------------------  ----------------

---------- -------------------- ------------------------ ---------------------  ----------------

---------- -------------------- ------------------------ ---------------------  ----------------

---------- -------------------- ------------------------ ---------------------  ----------------

---------- -------------------- ------------------------ ---------------------  ----------------

---------- -------------------- ------------------------ ---------------------  ----------------